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                                                                    EXHIBIT 10.2




                 JMI'S EMPLOYEE PROFIT-SHARING AND 401(K) PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 1997)


     WHEREAS, Jones Medical Industries, Inc. maintains an employee pension benefit plan known as JMI's Employee Profit-Sharing and 401(k) Plan, designed to comply with provisions of the United States Internal Revenue Code and the Employee Retirement Income Security Act of 1974 applicable to qualified employee plans and trusts; and

     WHEREAS, Jones Medical Industries, Inc. reserved to itself the right to amend the JMI's Employee Profit-Sharing and 401(k) Plan in Section 3.10.1 thereof; and

     WHEREAS, Jones Medical Industries, Inc. deems it necessary and desirable to amend and restate the JMI's Employee Profit-Sharing and 401(k) Plan in its entirety.


              AMENDMENT AND RESTATEMENT OF PLAN AND EFFECTIVE DATE

     Jones Medical Industries, Inc. does hereby adopt an amendment and restatement of the JMI's Employee Profit-Sharing and 401(k) Plan under the name of JMI's Employee Profit-Sharing and 401(k) Plan (Amended and Restated as of January 1, 1997), as set forth herein, effective from and after January 1, 1997, except as otherwise provided herein. Except as otherwise expressly provided in this instrument, the provisions of this amended and restated plan apply only to an Employee who terminates employment on or after January 1, 1997.





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ARTICLE 1:     DEFINITIONS


     As used in the Plan and the Trust, the words and phrases hereinafter set forth shall have the following meanings:

     ADMINISTRATOR: The person or persons appointed to administer the Plan under the provisions of Article 8.

     ANNUAL VALUATION DATE:  The last day of each Plan Year.

     AUTHORIZED LEAVE OF ABSENCE: An absence of an Employee which is authorized by an Employer under its standard personnel practices, treating all persons under similar circumstances alike, and for a period not longer than two
(2) years, provided that the Employee resumes active employment with the Employer within the period of authorized absence or the Employee's Retirement occurs within the period of authorized absence. Absence of an Employee due to service in the Armed Forces of the United States caused by war or other emergency or required under the laws of conscription in time of peace shall be deemed an Authorized Leave of Absence, provided that the Employee resumes active employment with an Employer within the period and under conditions required by the Veterans Reemployment Act or any successor law.

     BENEFICIARY: An individual or other legal entity designated by a Participant or Former Participant in the manner provided in Section 6.9 to receive any Benefit payable after his death on account of his Participation in the Plan; provided, if no designated Beneficiary survives the Former Participant, any Benefit remaining payable after his death shall be paid to his estate, subject to Sections 6.2(b) and 6.6(b).

     BENEFIT: The amount of a Former Participant's vested (nonforfeitable) interest in his Individual Account which becomes payable to him or to his Spouse or Beneficiary.

     CODE:  The Internal Revenue Code of 1986, as amended.

     COMPENSATION: The amount paid by an Employer to a Participant during a Plan Year in consideration for services performed as an Employee, as defined for the Wages, Tips and Other Compensation Box on Form W-2, plus any amounts by which the Participant elects that his Compensation be reduced during the Plan Year under a plan maintained by the Employer which is designed to comply with
Section 125 of the Code, plus any amounts the Participant elects to defer in accordance with Section 3.2 of this Plan with respect to the Plan Year; provided that annual Compensation shall be limited to no more than One Hundred Fifty Thousand Dollars ($150,000), as adjusted pursuant to Code Section 401(a)(17)(B). If a determination period consists of fewer than twelve (12) months,the annual compensation limit will be multiplied by a fraction, the numerator of which is the





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number of months in the determination period, and the denominator of which is twelve (12).

     CONTROLLED GROUP MEMBER:  Any entity which is:

          (a) a member of the controlled group of corporations which includes the Plan Sponsor or any Employer, as determined in accordance with Section 414(b) of the Code; or

          (b) a trade or business under common control with the Plan Sponsor or any Employer, as determined in accordance with Code Section 414(c); or

          (c) a member of an affiliated service group which includes the Plan Sponsor or any Employer, as determined in accordance with Code Section 414(m); or

          (d) any other entity required to be aggregated with the Plan Sponsor or any Employer pursuant to regulations promulgated under Code Section 414(o).

  DEATH BENEFIT: Any Benefit of a Former Participant which is paid after the Former Participant's death.

     DEFERRED RETIREMENT DATE: The Retirement Date of a Participant whose Participation continues after his Normal Retirement Date.

     DISABILITY RETIREMENT DATE: The date on which a Participant retires on account of a permanent disability, determined in accordance with Article 7.

     EARLY RETIREMENT DATE: The Last Day of the Plan Year in which a Participant attains age fifty-five (55) and has completed at least ten (10) Years of Vesting Service with an Employer or Controlled Group Member.

     EFFECTIVE DATE:  January 1, 1997, except as otherwise provided herein.

     EMPLOYEE: Any person who renders services for which he is entitled to remuneration from an Employer or other Controlled Group Member, including Leased Employees but not including any independent contractor who is not a Leased Employee.

     EMPLOYER: Jones Medical Industries, Inc. and any Controlled Group Member which maintains this Plan from time to time.

     EMPLOYER MATCHING ACCOUNT: A sub-account of a Participant's or Former Participant's Individual Account representing the portion attributable to Employer matching contributions made pursuant to Section 3.3.





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     EMPLOYER PROFIT-SHARING ACCOUNT:  A sub-account of a Participant's or
Former Participant's Individual Account representing the portion attributable to Employer profit-sharing contributions made pursuant to Section 3.4.

     EMPLOYER STOCK: The voting common stock of the Plan Sponsor, which shares constitute "qualifying employer securities" under Code Section 4975(e)(8).

     EMPLOYMENT COMMENCEMENT DATE: The first day as of which any Employee is or has been credited with an Hour of Service with any Employer or Controlled Group Member.

     ENTRY DATE: The first day of January and the first day of July of each Plan Year.

     ERISA: The Employee Retirement Income Security Act of 1974, Pub. L. No. 93-406, 88 Stat. 829 as amended from time to time.

     FIDUCIARIES: The Plan Sponsor, the Employers, the Administrator, the Trustee, Smith Barney Corporate Trust Company, any Investment Manager and any insurance company investing assets of the Trust Fund, but only with respect to their respective specific responsibilities for Plan and Trust administration, all as assigned in Article 8 and throughout the Plan and the Trust and the Supplemental Trust or pursuant thereto, but none of them shall be a Fiduciary with respect to any responsibility not specifically and expressly assigned to it.

     FORFEITURE: The portion of a Former Participant's Employer Matching Account which is determined not to constitute a vested (nonforfeitable) Benefit in accordance with Section 5.3 or an amount treated as a Forfeiture in accordance with Sections 4.8 or 14.4.

     FORMER PARTICIPANT: A person who was a Participant and whose Participation has ended, as provided in Article 2.

     HIGHLY COMPENSATED EMPLOYEE:  Any Employee who

          (a) was a five percent (5%) owner at any time during the Plan Year or the preceding Plan Year or

          (b)  for the preceding Plan Year

               (i) had Compensation from an Employer in excess of Eighty Thousand Dollars ($80,000) [as adjusted pursuant to Code Section 4.14(q)(1)] and





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                    (ii) if the Employer elects application of this paragraph
          (b) for such preceding year, was in the top-paid group of Employees as defined in Code Section 414(q)(4).

     HOUR OF SERVICE:

          (a)  An Hour of Service is:

               (1) An hour for which an Employee is paid or entitled to payment from an Employer or Controlled Group Member for the performance of duties; or

               (2) An hour for which an Employee is paid or entitled to payment from an Employer or Controlled Group Member on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated), due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; or

               (3) An hour for which back pay has been awarded or agreed to by an Employer or Controlled Group Member with respect to an Employee, irrespective of mitigation of damages.

          (b) Solely for the purpose of determining a 1-Year Break in Service, in the case of an Employee who is absent from work by reason of the Employee's pregnancy, the birth of a child of the Employee, placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement, Hours of Service which otherwise would normally have been credited to such Employee but for such absence shall be taken into account. Hours of Service credited hereunder shall be credited to the Plan Year in which the absence from work begins, if a Participant would be prevented from incurring a 1-Year Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service, or in any other case, in the immediately following Plan Year. No credit for Hours of Service shall be given pursuant to this paragraph (b) unless the affected Employee furnishes such timely information to the Administrator as is reasonably required to establish that the absence from work is for reasons set forth in this paragraph (b) and the number of days of such absence.

          (c) Hours of Service required to be taken into account pursuant to paragraphs (a) and (b) of this definition shall be determined and credited to the Employee in a manner consistent with Code Sections 410(a)(5)(E) and 411(a)(6)(E) and Department of Labor Regulations Sections 2530.200b-2(b) and
(c); provided:

               (1) an Employee shall not receive credit for the same hour under more than one of parts (1), (2) or (3) of paragraph (a) hereof;





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               (2)  no more than five hundred one (501) Hours of Service shall be credited to an Employee under parts (2) or (3) of paragraph (a) on account of any single continuous period during which the Employee performs no duties, or under paragraph (b) on account of the birth, adoption or placement of a child; and

               (3) Hours of Service shall not be credited to an Employee on account of payments under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or payments which solely reimburse an Employee for medical or medically related expenses.

          (d) Notwithstanding any other provision of the Plan, no Employee shall be credited with any Hours of Service for any purpose under the Plan with respect to any period of employment with an Employer after it ceases to be a Controlled Group Member.

          (e) Nothing contained in this definition of Hour of Service shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation promulgated under any such law; nor as denying an Employee credit for an Hour of Service if credit is required by separate Federal law.

     INDIVIDUAL ACCOUNT: The separate account maintained for the share of each Participant and Former Participant in the Trust Fund, including one or more of the following sub-accounts: Employer Matching Account, Employer Profit-Sharing Account, Salary Deferral Account, Participant Rollover Account, Qualified Non-Elective Contribution Account and Transfer Account.

     INVESTMENT FUND: Any fund maintained by the Trustee for investment pursuant to Section 4.2 of the Plan, including those funds specified on Exhibit A attached hereto as amended by the officers of the Plan Sponsor from time to time.

     INVESTMENT MANAGER: Any person or entity appointed as Investment Manager by the Plan Sponsor in accordance with the provisions of the Plan and Trust.

     LEASED EMPLOYEE: Any person (other than a direct common law employee of a Controlled Group Member) who pursuant to an agreement between the Controlled Group Member and any other person ("leasing organization") has performed services for the Controlled Group Member (or for the Controlled Group Member and related persons determined in accordance with Section 414(n)(6) of the
Code) on a substantially full-time basis for a period of at least one (1) year, which services are of a type historically performed by employees in the business field and are performed under the primary direction or control of the Controlled Group Member. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services





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performed for the Controlled Group Member shall be treated as provided by the Controlled Group Member.

     A Leased Employee shall not be considered an Employee if:

          (a) such employee is covered by a money purchase pension plan providing:

               (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code,

               (2)  immediate participation, and

               (3)  full and immediate vesting; and

          (b) Leased Employees do not constitute more than 20 percent (20%) of the nonhighly compensated workforce of all Controlled Group Members and all organizations related to any Controlled Group Member pursuant to Section 414(n)(6) of the Code.

     NONHIGHLY COMPENSATED EMPLOYEE: Any Employee of a Controlled Group Member who is not a Highly Compensated Employee.

     NORMAL RETIREMENT AGE: The later of the date on which a Participant or Former Participant attains age sixty-five (65) or the fifth (5th) anniversary of the first day of the Plan Year in which the Participant or Former Participant commenced participation.

     1-YEAR BREAK IN SERVICE: A calendar year with respect to which a Participant or Former Participant has been credited with five hundred (500) or fewer Hours of Service; provided that a Participant shall not incur a 1-Year Break in Service by reason of an Authorized Leave of Absence.

     PARTICIPANT: An Employee eligible to participate in the Plan in accordance with the provisions of Article 2.

     PARTICIPANT ROLLOVER ACCOUNT: A sub-account of a Participant's or Former Participant's Individual Account representing the portion attributable to amounts accepted by the Plan pursuant to Section 3.10.





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     PARTICIPATION:  The period commencing with the date an Employee becomes a Participant and ending on the date on which his status as a Participant ends, as determined pursuant to Article 2.

     PLAN: JMI's Employee Profit-Sharing and 401(k) Plan (Amended and Restated as of January 1, 1997) (formerly known as JMI's Employee Retirement 401(k)
Plan), the Plan set forth herein, as amended from time to time.

     PLAN SPONSOR: Jones Medical Industries, Inc. or any other entity which may succeed to the rights, powers, duties and liabilities of the Plan Sponsor under the Plan.

     PLAN YEAR:  The period coinciding with the calendar year.

     QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT: A sub-account of a participant's or Former Participants Individual Account representing the portion attributable to Employer qualified non-elective contributions made pursuant to Section 3.5.

     RETIREMENT: Termination of a Participant's Participation on his Normal Retirement Age, Deferred Retirement Date or Disability Retirement Date.

     RETIREMENT BENEFIT: Any Benefit which is paid prior to a Former Participant's death on account of his Retirement.

     RETIREMENT DATE: The date of a Participant's Retirement, or in the case of a Former Participant whose Participation ended for reasons other than his Retirement or death, his Normal Retirement Age.

     SALARY DEFERRAL ACCOUNT: A sub-account of a Participant's or Former Participant's Individual Account representing the portion attributable to Employer contributions to the Plan pursuant to Section 3.2.

     SPOUSE: The individual to whom a Participant or Former Participant is married on the date his Benefit is paid or on the date of his death, whichever occurs first.

     SUPPLEMENTAL TRUST: The Smith Barney Corporate Trust Company Trust Agreement maintained as a supplement to the Trust.

     TERMINATION BENEFIT: Any Benefit which is paid prior to a Former Participant's death on account of termination of the Former Participant's Participation for reasons other than his Retirement.

     TRANSFER ACCOUNT: A sub-account of a Participant's or Former Participant's Individual Account representing the Participant's or Former Participant's share of the Trust





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Fund attributable to amounts transferred to the Plan from the JMI-Daniels
Pharmaceuticals, Inc. 401(k) Plan and earnings thereon.

     TRUST: JMI's Employee Profit-Sharing and 401(k) Trust, including the trust document and the Supplemental Trust maintained in accordance with the terms of the Trust instrument, as amended from time to time.

     TRUSTEE: The corporation, individual or individuals appointed by the Plan Sponsor from time to time to act as Trustee under the Trust.

     TRUST FUND: All monies and other property of the Trust and all investments and reinvestments made therefrom, less the payments which have been made by the Trustee as provided in the Plan, the Trust and/or the Supplemental Trust.

     VALUATION DATE: Each day when the New York Stock Exchange is open and any other date as of which the value of the Trust Fund is determined in accordance with Section 4.3.

     YEAR OF BENEFIT SERVICE: A Plan Year during which a Participant completes more than five hundred (500) Hours of Service or is employed on the last day of the Plan Year or dies, retires or becomes disabled during the Plan Year.

     YEAR OF ELIGIBILITY SERVICE: An Employee shall be credited with a "Year of Eligibility Service" on the earliest of the following dates:

          (a) The date of the Employee's completion of a period of six (6) consecutive months commencing on the Employee's Employment Commencement Date during which the Employee is credited with at least one (1) Hour of Service, or

          (b) The date of the Employee's completion of a period of twelve (12) months commencing on the Employee's Employment Commencement Date during which the Employee is credited with at least one thousand (1,000) Hours of Service, or

          (c) The last day of the first Plan Year commencing after the Employee's Employment Commencement date during which the Employee is credited with at least one thousand (1,000) Hours of Service.

     YEAR OF VESTING SERVICE: A calendar year with respect to which an Employee is credited with at least one thousand (1,000) Hours of Service, including any calendar year beginning before the Effective Date which is included in the Employee's most recent continuous period of employment with the Employer or Controlled Group Member which includes the Effective Date.





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ARTICLE 2:     ELIGIBILITY AND PARTICIPATION


     2.1 GENERAL ELIGIBILITY REQUIREMENTS. An Employee of an Employer who is eligible to participate in the JMI's Employee Profit-Sharing and 401(k) Plan as of December 31, 1996 shall be eligible to participate in this Plan on January 1, 1997. Any other Employee who is employed by an Employer shall become a Participant on the Entry Date next following the later of his attainment of age eighteen (18) or his completion of a Year of Eligibility Service.

     2.2  EXCLUSIONS.

          (a) Notwithstanding any other provisions of the Plan, no Employee shall be a Participant while he is a member of a unit of Employees represented by a collective bargaining agreement if retirement benefits were the subject of good faith bargaining incident to such representation.

          (b) Notwithstanding any other provisions of the Plan, no Employee shall be a Participant while he is a Leased Employee.

     2.3 TRANSFER. Upon transfer of a Participant to employment in a classification of Employees which is not eligible to participate in the Plan, his Participation shall end for all purposes other than:

          (a)  determination of his Years of Vesting Service for purposes of
Section 5.3;

          (b) selection of the Investment Funds in which his Individual Account is invested pursuant to Section 4.2;

          (c) Investment of a portion of his Individual Account in loans to himself pursuant to Section 4.10; and

          (d)  distribution of his Benefit pursuant to Article 6.

     2.4 TERMINATION OF PARTICIPATION. A Participant's Participation shall end for all purposes upon the occurrence of his Retirement, death, resignation or discharge from the employ of all Controlled Group Members, or upon the commencement of an absence without Compensation other than an Authorized Leave of Absence.

     2.5 RESUMPTION OF PARTICIPATION. A Former Participant shall resume Participation on the date on which he resumes employment with an Employer in a classification of Employees eligible to participate in the Plan. An Employee who satisfies





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the Plan's eligibility conditions but who terminates employment with the
Employer prior to becoming a Participant shall become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his re-employment.

     2.6 DETERMINATION OF EMPLOYMENT CLASSIFICATIONS. An Employee's employment classification shall be determined for purposes of the Plan in accordance with his Employer's standard personnel practices, treating all individuals similarly situated alike.





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ARTICLE 3:     CONTRIBUTIONS


     3.1 APPLICATION OF CONTRIBUTIONS. All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants, Former Participants and Beneficiaries and shall be used to pay Benefits to such persons or to pay administrative expenses of the Plan and Trust to the extent not paid by an Employer or any Participant, and assets of the Trust Fund shall not revert or inure to the benefit of any Employer, except as provided in the Plan or otherwise in accordance with applicable law.

     3.2  SALARY DEFERRAL CONTRIBUTIONS.

          (a) (1) Effective as of the Entry Date on which an Employee becomes a Participant or as of any subsequent Entry Date occurring while he is a Participant, the Participant may elect to defer a portion of his Compensation equal to any whole percentage of his Compensation per paycheck, not in excess of fifteen percent (15%) of Compensation per paycheck, as the Participant may determine. A Participant's election pursuant to this Section 3.2(a)(1) shall continue in effect for all payroll payments made by his Employer until the earlier of the date as of which the Participant changes or discontinues his election in accordance with Section 3.2(a)(2) or (3), or until the date as of which his Participation ends.

               (2) Effective as of any Entry Date, a Participant may change his election regarding the percentage of his Compensation to be deferred from each paycheck to any other percentage permitted under Section 3.2(a)(1).

               (3) A Participant may elect to discontinue salary deferral contributions under the Plan as of any date and a Participant who so elects may resume salary deferral contributions effective as of the next Entry Date.

               (4) Any election pursuant to this Section 3.2(a) shall be made in written form prescribed by and delivered to the Administrator prior to the date on which such election is to be effective in accordance with the applicable provision of this Section 3.2(a).

          (b) A Participant's Employer shall make contributions to the Participant's Salary Deferral Account on behalf of the Participant in amounts by which the Participant's Compensation is reduced pursuant to his elections under Section 3.2(a).

          (c) The total amount of salary deferral contributions of any Participant for a Plan Year shall not exceed the amount determined pursuant to Code Section 402(g), adjusted at the same time and in the same manner as under Code Section 415(d).





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          (d)  Amounts contributed in accordance with this Section 3.2 shall be allocated to the Salary Deferral Accounts of Participants pursuant to Section 4.4(b).

          (e) Excess Deferrals. Notwithstanding any other provisions of this Plan, a Participant may file a written claim with the Administrator stating that the Participant's salary deferral contributions under this Plan, and the Participant's elective contributions under any other plan or arrangement under Code Sections 401(k), 403(b), 408(k)(6) or 501(c)(18) are in excess of the applicable Code Section 402(g) limit, adjusted at the same time and in the same manner as under Code Section 415(d). Such claim shall request that the Administrator make a corrective distribution of a specified amount of excess deferrals. If the claimant is a Participant in more than one elective deferral arrangement described in this paragraph, such Participant may allocate the excess deferrals among such plans and shall notify the Administrator of such allocation.

               (1) Any claim pursuant to this Section 3.2(e) shall be in written form prescribed by and delivered to the Administrator not later than March 1 of the Participant's taxable year next following the year in which the excess deferrals were made.

               (2) The Administrator shall distribute to the Participant the amount of excess deferrals allocated to the Plan, plus any income attributable thereto not later than April 15 of the Participant's taxable year next following the year in which the excess deferrals were made. The income or loss attributable to a Participant's excess deferrals for the Plan Year shall be determined under the Plan's generally applicable accounting methods.

          (f) The Administrator shall monitor the Plan's compliance with the antidiscrimination tests of Section 401(k) of the Code as set forth in Section
4.6. The Administrator shall have the authority to take any action it deems appropriate to ensure compliance with the antidiscrimination tests including but not limited to (1) amending or revoking a salary deferral election of any Participant at any time, except that the Administrator may not increase the amount of contributions hereunder without a Participant's consent, (2) delaying or holding Employer contributions until it can be determined that no amount in excess of the limitations set forth in Section 4.6 will be contributed, (3) distributing amounts in excess of the limitations set forth in Section 4.6 and any income allocable thereto prior to the close of the next following Plan Year in accordance with Section 4.7.

     3.3  MATCHING CONTRIBUTIONS.

          (a) For each Plan Year, the officers of the Plan Sponsor may direct the Employers to make a specified matching contribution on behalf of each of their Participants and Former Participants who make salary deferral contributions during such Plan Year.





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          (b)  Amounts contributed in accordance with this Section 3.3 shall be allocated to the Employer Matching Accounts of Participants and Former Participants pursuant to Section 4.4(c).

     3.4  PROFIT-SHARING CONTRIBUTIONS.

          (a) For each Plan Year, the officers of the Plan Sponsor may direct the Employers to make a specified profit-sharing contribution on behalf of their Participants and Former Participants who have been credited with a Year of Benefit Service.

          (b) Employer profit-sharing contributions may be made in cash or in Employer Stock, as the Plan Sponsor shall determine in its sole discretion.

          (c) Amounts contributed in accordance with this Section 3.4 shall be allocated to the Employer Profit-Sharing Accounts of Participants and Former Participants pursuant to Section 4.4(d).

     3.5  QUALIFIED NON-ELECTIVE CONTRIBUTIONS.

          (a) For each Plan Year, the officers of the Plan Sponsor may direct the Employers to make qualified non-elective contributions in cash on behalf of Participants and Former Participants who are Nonhighly Compensated Employees eligible to receive matching contributions in an amount sufficient to satisfy the special Code Section 401(k) and 401(m) provisions of Section 4.6.

          (b) Amounts contributed in accordance with this Section 3.5 shall be allocated to the Employer Profit-Sharing Accounts of Participants and Former Participants pursuant to Section 4.4(e).

     3.6  TIME OF CONTRIBUTIONS.

          (a) Contributions authorized in accordance with Section 3.2 with respect to each calendar month shall be paid over by each Employer to the Trustee within a reasonable time after the end of such calendar month, but in any event, not later than the fifteenth (15th) business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

          (b) Contributions authorized in accordance with Sections 3.3, 3.4, and 3.5 with respect to a Plan Year shall be paid over by each Employer to the Trustee at such time or times as the officers of the Plan Sponsor shall determine, but in any event, not later than the date by which payment of contributions to a qualified profit-sharing trust must be made in order to be deductible by the Employers with respect to such Plan Year under the applicable Code provisions.





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


          (c) The Employers shall not be liable for interest on any contributions authorized under Sections 3.2, 3.3, 3.4 or 3.5.

     3.7 CONTRIBUTIONS LIMITED TO DEDUCTIBLE AMOUNTS. An Employer's contributions for a Plan Year shall not exceed the maximum amount which may be deducted by the Employer for such Plan Year under the applicable Code provisions.

     3.8  DETERMINATION OF EMPLOYER CONTRIBUTIONS.  For purposes of this
Article 3, determination of the amount of an Employer's contributions to the Plan shall be made by the chief accounting or other fiscal officer of the Employer in accordance with generally accepted accounting principles, and any determination made by such officer shall be final and conclusive and shall not be subject to any later adjustment. No Trustee, Participant, Former Participant, Employee or Beneficiary, or other person or entity shall have any right or duty to inquire into the amount of such contributions or the method used in determining Employer contributions.

     3.9 PROFIT-SHARING PLAN. This Plan is designed to be a profit-sharing plan for purposes of Code Section 401(a)(27), whether or not any Employer has any current or accumulated profits from time to time when contributions are permitted or required hereunder, and the presence or absence of current or accumulated profits from time to time shall not limit an Employer's right or duty to make contributions in accordance with the remaining provisions of this
Article 3.

     3.10 ROLLOVER CONTRIBUTIONS.

          (a) This Plan and the Trust shall accept a rollover contribution from an Employee, provided that the rollover amount is derived from a tax-qualified plan or trust and such contribution is otherwise eligible for rollover treatment under the applicable provisions of the Code and such contribution is tendered to the Administrator within the period allowed therefor under the applicable Code provisions.

          (b) The Administrator shall establish a separate Participant Rollover Account for each Participant from whom the Plan and Trust accept a rollover contribution, as of the date of such acceptance.

          (c) The Administrator may establish such rules and regulations, to be applied on a uniform basis with regard to all persons similarly situated, as may be necessary or convenient to facilitate acceptance of rollover amounts.

          (d) The Participant shall be entitled to direct the investment of any amounts allocated to his Participant Rollover Account in accordance with the provisions of Section 4.2.





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(Amended and Restated as of January 1, 1997)                             Page 14

ARTICLE 4:     PARTICIPANTS' ACCOUNTS


     4.1 MAINTENANCE OF INDIVIDUAL ACCOUNTS. The Administrator shall create and maintain adequate records to disclose the interest in the Trust Fund of each Participant, Former Participant, Spouse and Beneficiary. Such records shall be in the form of Individual Accounts and sub-accounts thereunder, including a Salary Deferral Account, an Employer Matching Account, an Employer Profit-Sharing Account, Participant Rollover Account and/or Transfer Account. The maintenance of Individual Accounts and sub-accounts is for accounting purposes only, and segregation of the assets of the Trust Fund shall not be required.

     4.2  INVESTMENT OF INDIVIDUAL ACCOUNTS.

          (a) Subject to the restrictions respecting investment in the Employer Stock Fund provided in Section 4.2(e), each Participant or Former Participant shall be entitled to direct the investment of his Individual Account among the Investment Funds then available under the Plan in increments of any whole percentage. A Participant's initial investment direction shall be made in written form prescribed by and delivered to the Administrator prior to the Entry Date as of which his Participation begins.

          (b) Subject to the restrictions respecting investment in the Employer Stock Fund provided in Section 4.2(e), a Participant or Former Participant may elect to change his investment direction with respect to his Individual Account on any day. Any such change in investment direction shall be communicated by notice in written, telephonic or electronic mode prescribed by the Administrator prior to the date as of which such change is to be effective.

          (c) Such investment direction or change of investment direction shall be acknowledged in writing and shall be complied with, provided that no Fiduciary shall be obligated to comply with any direction or change of direction that

          (1) is not in accordance with the terms of this Plan and the Trust insofar as such documents are consistent with the provisions of Title I of ERISA; or

          (2) would cause a Fiduciary to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by Section 404(b) of ERISA and 29 CFR 2550.404b-1; or

          (3)  would jeopardize the Plan's tax-qualified status; or

          (4) could result in a loss in excess of the Participant's account balance; or





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


          (5) would result in a direct or indirect sale, exchange, lease or loan as described in Regulation Section 2550.404c-1(d)(2)(ii)(E); or

          (6) would result in a prohibited transaction under ERISA Section 406 or Code Section 4975; or

          (7)  would generate income that would be taxable to the Plan.

          (d) If a Participant fails to make an initial investment direction as provided for in Section 4.2(a), the Trustee shall direct investment of his Individual Account until such time as the Participant makes an initial investment direction in accordance with Section 4.2(a).

          (e) The President of the Plan Sponsor may determine that it is appropriate to establish the Employer Stock Fund. In the event such Employer Stock Fund is established, the following provisions shall apply.

          (1) No Participant shall be required to invest any portion of his Individual Account in the Employer Stock Fund. However, if the Participant elects to make such an investment, the following restrictions shall apply:

               (i) For each Plan Year, treating all similarly situated Participants alike, the Plan Administrator shall determine in its sole discretion a percentage or fixed dollar amount of the Employers' matching contributions which will be available for investment in the Employer Stock Fund. Only the amounts so designated may be invested in the Employer Stock Fund. If a Participant or Former Participant intends to invest these amounts credited to his Employer Matching Account in the Employer Stock Fund, he must make such an election at the time the amounts are credited to the Employer Matching Account before these amounts have been invested in any other Investment Fund.

               (ii) Amounts invested in any of the Investment Funds other than the Employer Stock Fund may not be transferred into the Employer
          Stock Fund.

               (iii) A Participant or Former Participant may transfer amounts from the Employer Stock Fund in accordance with the remaining provisions of this Section 4.2.

                (iv) The value of Employer Stock shall be determined under rules set forth in this paragraph (iv).





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                    (A)  If the Employer Stock is not publicly traded and
               if no market or an extremely thin market exists for the Employer Stock so that a reasonable valuation may not be obtained form the market place, then such Employer Stock must be valued at least annually by an independent appraiser who is not associated with the Employer, the Administrator, the Trustee or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a Plan fiduciary.

                    (B) If there is a public market for Employer Stock of the type held by the Plan, then the Administrator may use as the value of the shares the price at which such shares are traded in such market or an average of the bid and asked prices for such shares in such market, provided that such value is representative of the fair market value of such shares in the opinion of the Administrator. If the Employer Stock is not traded on the Annual Valuation Date or if the market is very thin on such date, then the Administrator may use the average of trade prices for a period of time ending on such date, provided that such value is representative of the fair market value of such shares in the opinion of the Administrator.

                    (C) For purposes of determining the annual valuation of the Plan and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Annual Valuation Date. The fair market value of Employer Stock shall be determined on the Annual Valuation Date. The average of the bid and asked prices of Employer Stock as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the fair market value of such shares in the opinion of the Administrator.

                    (D) All purchases of Employer Stock shall be made at a price or prices which, in the judgment of the Administrator, do not exceed the fair market value of the Employer Stock.

               (v) If the Trustee acquires shares of Employer Stock by purchase from a disqualified person as defined in Code Section 4975(e)(2) in exchange for cash or other assets of the Trust, the terms of such purchase shall contain the provision that if there is a final determination by the Internal Revenue Service or court of competent jurisdiction that the fair market value of such shares of Employer Stock as of the date of purchase was less than





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(Amended and Restated as of January 1, 1997)                             Page 17
          the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash, shares of Employer Stock, or any combination thereof equal in value to the difference between the purchase price and the fair market value for all such shares. If cash and/or shares of Employer Stock are paid and/or transferred to the Trustee under this provision, shares of Employer Stock shall be valued at their fair market value as of the date of said purchase, and the seller shall pay interest on the amount of cash paid at a reasonable rate from the date of purchase to the date of payment.

               (vi) The Administrator may direct the Trustee to sell, resell or otherwise dispose of Employer Stock to any person, including the Employer, provided that any such sales to any disqualified person, including the Employer, will be made at not less than the fair market value and no commission is charged. Any such sale shall be conform with Section 408(e) of ERISA.

               (vii) If the Administrator directs the Trustee to dispose of any Employer Stock held as Trust assets under circumstances which require registration and/or qualification of the securities under applicable federal or state securities laws, then the Employer at its own expense will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

               (viii) Participants who are directors, officers, ten percent (10%) stockholders of the Employer and other persons subject to
          Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") will be permitted to change the level of investment in the Employer Stock Fund only once every six (6) months. Additionally, Participants who are directors, officers, ten percent (10%) stockholders of the Employer and other persons subject to Section 16 of the 1934 Act who cease to invest in the Employer Stock Fund or who reduce their investment in the Employer Stock Fund to a nominal level may not direct that investments be made on their behalf in the Employer Stock Fund again for at least six (6) months. Intra-plan transfer by such Participants between the Employer Stock Fund and other Investment Funds may only be made pursuant to an investment election made during the period beginning on the third business day following the release of annual or quarterly financial information by the Employer and ending on the twelfth business day following such
          date.   Subject to certain limited exceptions, Participants who are directors, officers, ten percent (10%) stockholders of the Employer and other persons subject to Section 16 of the 1934 Act making withdrawals of investments in the Employer Stock Fund must cease further investment in the Employer Stock Fund for six (6) months.





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


               (ix) With respect to Participants who are directors, officers, ten percent (10%) stockholders of the Employer and other persons subject to the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provisions of the Plan or any action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

          (f) Notwithstanding Section 4.2(b) or any other provision of the Plan or Trust, changes in investment direction may result in financial detriments or penalties to a Participant's or Former Participant's Individual Account. Also, the ability of a Participant or Former Participant to change investment direction may be limited by the Administrator so long as such limitations apply uniformly to all persons similarly situated and are communicated to affected Participants and Former Participants in advance.

          (g) Notwithstanding any other provision of the Plan or Trust, neither the Trustee nor the Administrator shall have any authority, discretion, responsibility or liability with respect to any Participant's or Former Participant's selection of or failure to select any Investment Fund in which any portion of his Individual Account shall be invested, the entire authority, discretion and responsibility for such selection or failure to select being that of the Participant or Former Participant.

          (h) All dividends, interest, gains and distributions of any nature received in respect of an Investment Fund shall be reinvested in that Fund until such time as a change is directed pursuant to Section 4.2(b).

          (i) Any investment direction by a Participant or Former Participant shall remain in effect until affirmatively changed by such person pursuant to
Section 4.2(b).

          (j) This Plan is intended to comply with the provisions of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended.

     4.3 DETERMINATION OF TRUST INCOME AND PROFITS. As of each Valuation Date, the Trustee shall determine the sum of:

          (a) The net investment income earned by each Individual Account since the next preceding Valuation Date,

          (b) The net profit or loss realized on the disposition of assets of each Individual Account since the next preceding Valuation Date, and





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

          (c) The net unrealized profit or loss resulting from changes in the fair market value of assets of each Individual Account since the next preceding Valuation Date or since the date of the acquisition of such assets, if later.

          (d) The expenses charged to the Trust Fund since the next preceding Valuation Date.

     4.4  ALLOCATIONS TO INDIVIDUAL ACCOUNTS.

          (a) As of each Valuation Date, the income, profits and expenses of each Individual Account determined as of such Valuation Date pursuant to
Section 4.3 shall be allocated thereto, and the amount so allocated to each Individual Account shall be further allocated to the sub-accounts thereunder in the proportion which the amount of each such sub-account bears to the amount of the Individual Account, determined as of the next preceding Valuation Date.

          (b) The amount of salary deferral contributions paid to the Trust in accordance with each Participant's or Former Participant's elections pursuant to Section 3.2 shall be allocated to such Participant's or Former Participant's Salary Deferral Account.

          (c) The amount of Employer matching contributions paid over to the Trustee with respect to the Plan Year in accordance with Section 3.3 shall be allocated to the Employer Matching Accounts of Participants and Former Participants with respect to the Plan Year in proportion to the amounts added to their Salary Deferral Accounts for the Plan Year pursuant to Section 4.4(b).

          (d) As of the Annual Valuation Date of each Plan Year, Employer profit-sharing contributions pursuant to Section 3.4 with respect to the Plan Year shall be allocated to the Employer Profit-Sharing Accounts of Participants and Former Participants who are credited with a Year of Benefit Service for the Plan Year, in proportion to their Compensation for the Plan Year.

          (e) As of the Annual Valuation Date of each Plan Year, the amount of qualified non-elective contributions paid over to the Trustee with respect to the Plan Year in accordance with Section 3.5 shall be allocated among the Qualified Non-Elective Contribution Accounts of Participants and Former Participants who are Nonhighly Compensated Employees eligible to receive matching contributions in the proportion which the Compensation of each such eligible Employee bears to the Compensation of all such eligible Employees.

          (f) As of each Annual Valuation Date, any Forfeiture arising pursuant to Section 5.3 as of such Annual Valuation Date shall first be applied to reinstate forfeited account balances of Former Participants, if any, in accordance with Section 5.3(b)(5). The





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(Amended and Restated as of January 1, 1997)                             Page 20
remaining Forfeitures of matching contributions, if any, shall be allocated among the Employer Matching Accounts in proportion to matching contributions for the Plan Year, and the remaining Forfeitures of Employer profit-sharing contributions, if any, shall be allocated among the Employer Profit-Sharing Accounts as an additional profit-sharing contribution.

          (g) The amount transferred from the JMI-Daniels Pharmaceuticals, Inc. 401(k) Plan on behalf of each Participant or Former Participant shall be held in his Transfer Account.

     4.5  LIMITATIONS ON ANNUAL ADDITIONS TO A PARTICIPANT'S ACCOUNT.

          (a)  For purposes of this Section 4.5,

               (1) All Controlled Group Members [substituting the phrase "more than 50%" for the phrase "at least 80%" wherever it appears in Code
     Section 1563(a)(1)] of a controlled group which includes the Employer shall be considered as the Employer.

               (2) All defined contribution plans of the Employer shall be considered as one plan.

               (3)  A Former Participant shall be considered a Participant.

               (4)  The "Limitation Year" shall be the Plan Year.

               (5)  "Annual Additions" means the sum of:

                    (A) The Employer's contribution under all defined contribution plans of the Employer, including any amount attributable to medical benefits allocated to an account established on behalf of a key employee pursuant to Code Section 419A(d);

                    (B) The Participant's contributions under all defined contribution plans of the Employer.

                    (i) The Participant's contributions shall include both mandatory Employee contributions within the meaning of Code
               Section 411(c)(2)(C) and voluntary contributions.

                    (ii) The Participant's contributions shall not include Employee rollover contributions, repayment of any loans made to the Participant from the Plan, repayment of amounts to a defined benefit or defined contribution plan in accordance with Code
               Section 411(a)(7)(C), direct





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(Amended and Restated as of January 1, 1997)                             Page 21
              transfer of the Participant's Employee contributions from one plan to another or Employee contributions to a simplified employee pension which are excludable from income under Code
              Section 408(k)(6); and

                    (C) Any forfeited amounts allocated to the Participant's Individual Account under all defined contribution plans of the Employer.

          (b) Notwithstanding any other provision of the Plan, the Annual Additions to the Individual Account of any Participant for any Limitation Year shall not exceed the lesser of:

               (1) Thirty Thousand Dollars ($30,000), as adjusted pursuant to Code Section 415(d) or

               (2) Twenty-five percent (25%) of the Participant's Compensation for the Plan Year, as determined in accordance with Treasury Regulation
     Section 1.415-2(d).

          (c) To the extent that the Annual Additions to the Individual Account of any Participant exceed the limitations set forth in Section 4.5(b), the excess Annual Additions shall be allocated and reallocated among the other Participants in the Plan. If such allocation and reallocation would cause the limitations of this Section 4.5 to be exceeded with respect to each Participant in the Plan, the remaining excess Annual Additions shall be held in an unallocated suspense account and shall be allocated and reallocated in succeeding Limitation Years before any additional Annual Additions may be made.

          (d) Notwithstanding the foregoing, the otherwise permissible Annual Additions for any Participant under this Plan may be further limited to the extent necessary, as determined by the Administrator, to prevent disqualification of the Plan under Code Section 415. The Administrator shall advise any affected Participant of any such additional limitation of his Annual Additions.

     4.6  SPECIAL CODE SECTION 401(K) AND 401(M) LIMITATIONS.

          (a)  Limitations on salary deferral contributions.

               (1) The "Actual Deferral Percentage" for the group of Participants who are Highly Compensated Employees shall not exceed the greater of:

                    (A) The Actual Deferral Percentage for the group of Participants who are Nonhighly Compensated Employees multiplied by one and twenty-five one-hundredths (1.25), or





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


                    (B) The Actual Deferral Percentage for the group of Participants who are Nonhighly Compensated Employees multiplied by two (2), provided that the Actual Deferral Percentage for the group of Participants who are Highly Compensated Employees for the Plan Year does not exceed the Actual Deferral Percentage for the group of Participants who are Nonhighly Compensated Employees by more than two
          (2) percentage points.

               (2) For purposes of this Section 4.6, the Actual Deferral Percentage for the group of Highly Compensated Employees and for the group of Nonhighly Compensated Employees shall be determined in accordance with Code Section 401(k) and the applicable Regulations thereunder; provided however, that the Actual Deferral Percentage for any Employee shall not include salary deferral contributions which are distributed to such person in order to correct excess Annual Additions in accordance with Section 4.5(b).

          (b)  Limitations on Employer matching contributions.

               (1) The "Average Contribution Percentage" for the group of Participants who are Highly Compensated Employees shall not exceed the greater of:

                    (A) The Average Contribution Percentage for the group of Participants who are Nonhighly Compensated Employees multiplied by one and twenty-five one-hundredths (1.25), or

                    (B) The Average Contribution Percentage for the group of Participants who are Nonhighly Compensated Employees multiplied by two (2), provided that the Average Contribution Percentage for the group of Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for the group of Participants who are Nonhighly Compensated Employees by more than two
          (2) percentage points.

               (2) For purposes of this Section 4.6, the Average Contribution Percentage for the group of Highly Compensated Employees and for the group of Nonhighly Compensated Employees shall be determined in accordance with Code Section 401(m) and the applicable Regulations thereunder.

          (c)  Multiple use limitations.

               (1) If the Actual Deferral and Average Contribution Percentages for the group of Eligible Participants who are Highly Compensated Employees





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(Amended and Restated as of January 1, 1997)                             Page 23
     exceed the limits set forth in Sections 4.6(a)(1)(A) and (b)(1)(A), respectively, the sum of such Actual Deferral and Average Contribution Percentages shall not exceed the "aggregate limit," as determined in accordance with Code Section 401(m) and the applicable Regulations thereunder.

               (2) If the aggregate limit is exceeded with respect to any Plan Year, the Actual Deferral Percentage for the group of Eligible Participants who are Highly Compensated Employees shall be reduced as required in the applicable Regulations promulgated under Code Sections 401(k) and (m), and the amount of such reduction shall be distributed to the Highly Compensated Employees whose Salary Deferral Accounts were reduced.

     4.7 DISTRIBUTION OF EXCESS CONTRIBUTIONS. Notwithstanding any other provision of the Plan, if the aggregate amount of salary deferral contributions paid over to the Trustee on behalf of Highly Compensated Employees for the Plan Year exceeds the deferral limits of Section 4.6(a), such excess contributions plus earnings thereon shall be distributed to the Participants on whose behalf such excess contributions were made not later than the last day of the Plan Year next following the Plan Year during which such contributions were made, in accordance with Code Section 401(k)(8) and the applicable Regulations thereunder. The Employer shall be responsible for paying any excise tax assessed against excess contributions which are not distributed within two and a half (2 1/2) months after the close of the Plan Year in which the excess contributions were made.

     4.8 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Notwithstanding any other provision of this Plan, if the aggregate amount of Employer matching contributions paid over to the Trustee on behalf of Highly Compensated Employees for the Plan Year exceeds the contribution limits of Section 4.6(b), such excess aggregate contributions which are vested plus earnings thereon shall be distributed to the Participants on whose behalf such excess aggregate contributions were made not later than the last day of the Plan Year next following the Plan Year during which such excess aggregate contributions were made, in accordance with Code Section 401(m)(6) and the applicable Regulations thereunder. Excess aggregate contributions which are not vested shall be treated as Forfeitures under Section 4.4. The Employer shall be responsible for paying any excise tax assessed against vested excess aggregate contributions which are not distributed within two and a half (2 1/2) months after the close of the Plan Year in which the excess aggregate contributions were made.

     4.9 COORDINATION OF CORRECTIVE DISTRIBUTIONS. The determination of the amount of any excess aggregate contributions in accordance with Section 4.8 shall be made after first determining the amount, if any, of excess deferrals, provided that the Participant has filed a timely claim in accordance with
Section 3.2(e), and after next determining the amount, if any of excess contributions in accordance with Section 4.7.





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(Amended and Restated as of January 1, 1997)                             Page 24

     4.10 INVESTMENT OF INDIVIDUAL ACCOUNTS IN LOANS TO PARTICIPANTS.

          (a) The Trustee may make loans to Participants for the purposes set forth below from amounts allocated to the Participant's Salary Deferral Account. Such loans shall be made available to all Participants on a reasonably equivalent and non-discriminatory basis; provided, that the Administrator may treat Participants differently on the basis of their creditworthiness. Loans shall be available only from amounts accrued under the Participant's or Former Participant's Salary Deferral Account.

          (b) A Participant may obtain a loan from his Salary Deferral Account only on account of economic hardship. An application for a loan pursuant to this Section 4.10 shall be approved only if the loan is on account of an immediate and heavy financial need of the Participant and only if the loan is necessary to satisfy such financial need. The following items are the only events which shall qualify as an immediate and heavy financial need:

               (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his Spouse or any dependent, as defined in Code
     Section 152; or

               (2) Purchase of a principal residence for the Participant, excluding mortgage payments; or

               (3) Payment of tuition for the Participant, his Spouse, children or dependents for the next twelve (12) months of post-secondary education; or

               (4) Payments needed to prevent the eviction from or foreclosure on the Participant's principal residence; or

               (5) Such other events as the Commissioner of Internal Revenue may describe in published revenue rulings, notices, and other documents of general applicability.

          (c) The Administrator shall not authorize a loan in an amount smaller than One Thousand Dollars ($1,000). The outstanding balance of all such loans to any Participant under all tax-qualified employee plans maintained by all controlled group members shall never exceed the lesser of:

         (1)  Fifty Thousand Dollars ($50,000) reduced by the excess (if any) of

                    (i) the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which such loan was made, over





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(Amended and Restated as of January 1, 1997)                             Page 25

                    (ii) the outstanding balance of loans from the Plan on the date on which such loan was made, or

               (2) Fifty percent (50%) of the value of the Participant's Salary Deferral Account on the date of the loan.

          (d) Any loan to a Participant shall be evidenced by a loan agreement between the Trustee and the Participant and consented to by the Participant's spouse providing for:

               (1) An effective annual rate of interest which the Administrator determines is reasonable. The rate shall be equivalent to the rate charged by commercial lenders in the same geographical area for fixed rate loans of equivalent risk. In determining the interest rate, the Administrator shall not discriminate in favor of Highly Compensated Employees.

               (2) Repayment of interest and principal not later than five (5) years from the date of the loan in substantially equal installments not less frequent than monthly by payroll withholding;

               (3) Acceleration of the date of repayment of principal to the earlier of the date of default of any interest or principal payment by the Participant or the Valuation Date next following the termination of the Participant's Participation. In the event default occurs at a time when the Participant's Benefit could be distributed, the loan balance shall be offset as of the date of acceleration.

               (4) The Participant's pledge of such of his assets as the Trustee deems necessary as security for the debt;

               (5)  In addition to the security required in accordance with
     Section 4.10(d)(4), the Participant's pledge of fifty percent (50%) of his then existing and after acquired accrued non-forfeitable interest in the Trust Fund as security in the event of insufficiency of the assets pledged by the Participant as security in accordance with Section 4.10(d)(4); and

          (e) A Participant shall be in default on any loan upon the earlier of the date he leaves the employment of the Employers or the date he fails to make a scheduled payment under the terms of the loan.

          (f) (1) In the event of default by a Participant or Former Participant under the terms of his loan agreement, and the insufficiency of the assets pledged by the Participant or Former Participant in accordance with Section 4.10(d)(4) to satisfy the amount of principal and interest then outstanding under his loan





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

     agreement, the Trustee shall pursue any and all other remedies with respect to the deficiency which the Trustee deems prudent in its sole discretion and the Participant or Former Participant shall remain personally liable for the amount of any deficiency under his loan agreement.

               (2) The amount of any Benefit otherwise payable to a defaulting Participant or Former Participant or his spouse or Beneficiary shall be reduced by the total amount of principal and interest owed by the Participant or Former Participant under his loan agreement as of the date of commencement of payment of such Benefit; provided, however, that such reduction of such Benefit shall not extinguish the portion of a defaulting Participant's or Former Participant's then existing debt hereunder in excess of such Benefit, if any.

          (g) Notwithstanding anything herein, any loan made hereunder to a Participant shall be treated as a separate segregated investment of the Participant's Individual Account. At the time such loan transaction is consummated, each Investment Fund including assets of the Participant's Individual Account shall be reduced by an amount which shall bear the same ratio to the Investment Fund as the amount of the loan bears to the Participant's Individual Account. The amount of each interest and principal payment made by the Participant under the loan shall be added to each Investment Fund in accordance with the Participant's investment direction pursuant to Section 4.2 which provides for contributions made after the date of the election.

          (h) Each loan shall be applied against and reduce the Participant's Salary Deferral Account. Amounts of interest and principal paid by the Participant under the loan agreement shall be applied to the Participant's Salary Deferral Account.

          (i) The Individual Account of the Participant shall be charged with all expenses incurred in connection with the origination and administration of the loan.

     4.11      IN-SERVICE WITHDRAWALS.

          (a) A Participant may obtain a withdrawal of his Participant Rollover Account at any time for any reason. A fully-vested participant may obtain a distribution of all or any portion of his Individual Account for any reason at any time after he has attained age fifty-nine and one-half (59 1/2). An Employee who was a participant in the JMI-Daniels Pharmaceuticals, Inc. 401(k) Plan on September 1, 1996 may obtain a distribution of the vested amount in his Transfer Account after he has attained age fifty-nine and one-half (59 1/2).

          (b) If the Plan Sponsor sells substantially all of the assets [within the meaning of Code Section 409(d)(2)] used in a trade or business or sells a subsidiary [within the meaning of Code Section 409(d)(3)], a Participant who continues employment





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

with the acquiring corporation is eligible for distribution from his Salary Deferral Account as if he had a separation from service. A distribution by reason of this paragraph (b) shall constitute a lump sum distribution in accordance with Code Section 401(k)(10) and applicable Treasury regulations.





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

ARTICLE 5:     DETERMINATION OF VESTED (NONFORFEITABLE) BENEFITS


     5.1 NONFORFEITABLE BENEFITS UPON RETIREMENT. If a Participant's Participation ends by reason of his Retirement, his Individual Account shall be one hundred percent (100%) vested.

     5.2 NONFORFEITABLE BENEFITS UPON DEATH OF PARTICIPANT. If a Participant's Participation ends by reason of his death, his Individual Account shall be one hundred percent (100%) vested.

     5.3  OTHER PARTICIPANTS' NONFORFEITABLE BENEFITS.

          (a) If a Participant's Participation ends for any reason other than his Retirement or death and if he is then credited with at least six (6) Years of Vesting Service, his Individual Account shall be one hundred percent (100%) vested; provided any Employee who was a participant in the Abana Pharmaceuticals, Inc. 401(k) Plan on January 1, 1997 shall be one hundred percent (100%) vested on the earlier of his attainment of age fifty-nine and one-half (59 1/2) or completion of six (6) Years of Vesting Service; provided further, any Employee who was a participant in the JMI-Daniels Pharmaceuticals, Inc. 401(k) Plan (formerly known as Galen Drugs of Florida, Inc. 401(k) Plan) on September 1, 1996, shall be one hundred percent (100%) vested on the earlier of his attainment of age sixty-five (65) or completion of six (6) Years of Vesting Service.

          (b) If a Participant's Participation ends for any reason other than his Retirement or death and if he is then credited with fewer than six (6) Years of Vesting Service,

               (1) The entire amount of his Salary Deferral Account, Participant Rollover Account and/or Qualified Non-Elective Contribution Account shall be one hundred percent (100%) vested.

               (2) The vested and nonvested percentages of his Employer Matching Account and Employer Profit-Sharing Account shall be determined as of the Valuation Date next preceding payment of his Benefit in accordance with the following schedule:

                    YEARS OF VESTING      VESTED          NONVESTED
                        SERVICE         PERCENTAGE        PERCENTAGE
                      Less than 2           0%                 100%
                           2               20%                  80%
                           3               40%                  60%
                           4               60%                  40%
                           5               80%                  20%
                           6              100%                   0%





JMI's Employee Profit-Sharing and 401(k) Plan
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

                          (3)      The amount equal to the nonvested
            percentage of his Employer Matching Account and Employer Profit-Sharing Account, determined as of the Annual Valuation Date coincident with his fifth consecutive 1-Year Break in Service shall constitute a Forfeiture which shall be allocated in accordance with
            Section 4.4(e) as of such Annual Valuation Date.

                          (4)     (A)      Notwithstanding the foregoing, if
            distribution of the Former Participant's Benefit occurs before he has incurred five (5) consecutive 1-Year Breaks in Service, the amount equal to the nonvested percentage of his Employer Matching Account and his Employer Profit-Sharing Account, determined as of the Annual Valuation Date of the Plan Year in which payment of his Benefit occurs, shall constitute a Forfeiture which shall be allocated in accordance with Section 4.4(e) as of such Annual Valuation Date.

                                  (B) If a Former Participant's employment with an Employer terminates at a time when he is zero percent (0%) vested, he shall be deemed to have received a distribution on the date he separates from service.

                          (5) (A) If a Former Participant who incurs a Forfeiture pursuant to Section 5.3(b)(4) resumes employment covered under the Plan prior to the time he would otherwise have incurred five (5) consecutive 1-Year Breaks in Service, he shall be given an opportunity to repay the full amount of his prior distribution within five (5) years following his resumption of employment.

                                  (B)      If such repayment occurs, in
            addition to the amounts provided for in Article 3, the Employer by which he was employed at the time his prior period of Participation ended shall contribute an amount equal to the nonvested percentage of the Participant's Employer Matching Account and Employer Profit-Sharing Account as of the Valuation Date next preceding his prior distribution; and the amount so restored and the amount repaid by the Participant shall be reinstated to the Participant's Salary Deferral Account, Employer Matching Account and Employer Profit-Sharing Account as of the Annual Valuation Date of the Plan Year in which the repayment occurs, in addition to any amounts allocated thereto pursuant to Sections 4.4(b), (c) and (d) for such Plan Year.

                                  (C)      The Administrator may promulgate
            rules consistent with applicable law regarding the time and methods for a Participant's repayment of amounts previously distributed hereunder.

            5.4  BREAK IN SERVICE RULES.

                 (a) A Participant's Years of Vesting Service credited subsequent to five (5) consecutive 1-Year Breaks in Service shall not be taken into account in determining the





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vested (nonforfeitable) percentage of his Employer Matching Account and his
Employer Profit-Sharing Account prior to such five (5) consecutive 1-Year Breaks in Service.

                 (b) If a nonvested Participant incurs at least five (5) consecutive 1-Year Breaks in Service, the Participant's prior Years of Vesting Service shall be disregarded in determining the vested percentage of his Employer Matching Account and his Employer Profit-Sharing Account subsequent to such Breaks in Service.





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

ARTICLE 6:  PAYMENT OF BENEFITS


            6.1 AMOUNT OF BENEFIT. A Former Participant's Benefit shall consist of the vested (nonforfeitable) amount of his Individual Account as of the Valuation Date next preceding the payment of his Benefit, subject to any changes in the amount of his Individual Account pursuant to Section 4.4.

            6.2  FORMS OF RETIREMENT BENEFITS AND TERMINATION BENEFITS.

                 (a) Unless a Former Participant, with the consent of his Spouse, elects an optional form of Benefit as provided in Section 6.2(b), a Former Participant's Retirement or Termination Benefit shall be paid as follows:

                          (1) If the Former Participant is unmarried when payment begins, the normal form of distribution shall be a life annuity.

                          (2) If a Former Participant is survived by his Spouse, one hundred percent (100%) of the Retirement Benefit or Termination Benefit of the Former Participant shall be applied to the purchase of a qualified joint and survivor annuity, unless he has elected to waive his right to a qualified joint and survivor annuity with the consent of his Spouse to his election and any Beneficiary designation he makes in connection with his election. For this purpose, a qualified joint and survivor annuity is a nontransferable annuity contract, purchased from a legal reserve life insurance company licensed to do business in more than one state, providing for an annuity payable to the Former Participant during the life of the Former Participant. If the Former Participant is married when payment begins, the annuity contract shall provide for an annuity payable to the Former Participant during the life of the Former Participant and a survivor annuity payable to his Spouse after the death of the Former Participant for the remaining life of the Spouse which is fifty percent (50%) of the amount of the annuity payable to the Former Participant, which is the actuarial equivalent of an annuity payable for the life of the Former Participant only, determined on the basis of actuarial tables the use of which has been approved by the Internal Revenue Service. In no event shall the cost of the annuity contract exceed the amount of the Former Participant's vested (nonforfeitable) Benefit as of the Annual Valuation Date next preceding purchase of the annuity contract.

                 (b) Optional Forms. A Participant or Former Participant or, if applicable, the Spouse or Beneficiary may elect distribution in one of the following optional forms:

                          (1)     In a single sum





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                          (2)     In periodic installments payable
            monthly, quarterly, or annually for a specified number of years not in excess of the joint life expectancy of the Former Participant and any Beneficiary of the Former Participant, as determined not more frequently than annually under standard mortality tables whose use is approved by the Internal Revenue Service; provided:

                                  (i)      if the Former Participant's Spouse
                 is not the Beneficiary, the life expectancy of the Beneficiary shall be determined as of the date that payment of the Former Participant's Benefit commences and shall not be redetermined thereafter, and the present value of the Benefit expected to be paid to the Former Participant as of the date payment of the Benefit commences shall exceed fifty percent (50%) of the present value of the Benefit as of such date, all determined under standard mortality tables whose use is approved by the Internal Revenue Service;

                                  (ii) if the Beneficiary is a custodian or trustee for the benefit of any individual or individuals, the individual or individuals who are beneficiaries under the custodianship or trust shall be deemed to be the Beneficiary or Beneficiaries for the purpose of determining the maximum period of time over which payment of the Retirement Benefit or Termination Benefit may be made;

                                  (iii)    the rate of payment after the death
                 of the Former Participant shall not be slower than the rate of payment in effect at the time of the death of the Former Participant;

                                  (iv)     the Administrator may cause the
                 remaining balance of a Former Participant's Retirement Benefit or Termination Benefit to be distributed in a single sum at any time, giving due regard as to any portion of a Former Participant's Retirement Benefit or Termination Benefit remaining unpaid on the date of the Former Participant's death to any written statement of preference received by the Administrator from the Beneficiary prior to the first payment from the Plan after the Former Participant's death; and

                                  (v)      in the event of the death of an
                 individual Beneficiary after the death of the Former Participant, the remaining payments which would have been made to the Beneficiary but for his death shall be paid to his estate.

                          (3)     By the purchase of a single premium
            nontransferable annuity contract from a legal reserve life insurance company licensed to do business in more than one state, providing for substantially nonincreasing payments not less frequent than annual over a term of years not to exceed the limitations set forth in Section 6.2(b)(2).





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


                          (4) By the purchase of a joint and survivor annuity. The Participant may elect to receive an actuarially equivalent joint and survivor annuity with survivor benefits of fifty percent (50%), seventy-five percent (75%) or one hundred percent (100%) of the amounts payable to the Former Participant during his lifetime.

                 6.3      DISTRIBUTION OF RETIREMENT BENEFITS.

                 (a) Generally. Distribution of a Former Participant's Retirement Benefit shall commence as soon as reasonable after any Valuation Date following the later of his Normal Retirement Age or Deferred Retirement Date.

                 (b) Special Rule for Participants Who are Five Percent (5%) Owners and Who Have Attained Age Seventy and One-Half (70 1/2) . A Participant who is a five percent (5%) owner as defined in Code Section 416 and who remains an Employee during the calendar year commencing after his attainment of age seventy and one-half (70 1/2) or during any succeeding calendar year shall receive distributions under the Plan as follows:

                          (1) Payment shall commence not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), and the amount distributed during that period shall be equal to the amount of his Individual Account as of the Annual Valuation Date prior to his attainment of age seventy and one-half (70 1/2), divided by the number of years remaining in the life expectancy or the joint life expectancy of the Participant or the Participant and his Beneficiary, as the case may be, as of such Annual Valuation Date, determined in accordance with Table V or VI promulgated under Treasury Regulation Section 1.72-9, subject to the maximum limitations set forth in proposed Treasury Regulation Section 1.401(a)(9)-2, Q&A-4 or Q&A-7, whichever is applicable, or any applicable successor provision thereto.

                          (2) Prior to the end of each calendar year during which the Participant remains an Employee, the minimum distributions required under proposed Treasury Regulation Section 1.401(a)(9)-1 and 2, or any applicable successor provisions, shall be determined by recalculating the life expectancies (unless the Participant elects otherwise) and distributed to the Participant.

                          (3) Upon termination of the Participant's Participation, his remaining benefit shall be distributed in the form elected by the Participant.

            6.4 DISTRIBUTION OF RETIREMENT BENEFITS AFTER DISABILITY RETIREMENT DATE. In the event that a Former Participant has retired on account of a permanent disability, as determined in accordance with Article 7, the Administrator shall direct the Trustee to pay such Former Participant's Retirement Benefit as soon as reasonable after receipt of satisfactory proof that the Former Participant's permanent disability was the reason for termination of his Participation, provided that the time of distribution shall be





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

subject to the consent of the Former Participant, or at such time thereafter as the Former Participant may elect.

            6.5 DISTRIBUTION OF TERMINATION BENEFITS. Subject to the provisions of Section 6.7, distribution of a Former Participant's Termination Benefit shall occur as soon as reasonable after the Valuation Date coincident with or next following the date his Participation ends, provided that the time of distribution shall be subject to the consent of the Former Participant, or at such time thereafter as the Former Participant may elect.

            6.6  DEATH BENEFITS.

                 (a) If a Former Participant has died before distribution of his Benefit has begun, then such Former Participant's Death Benefit shall be paid in accordance with his Beneficiary designation within ninety (90) days after the Former Participant's death.

                 (b)      Notwithstanding Section 6.6(a),

                          (1) If a Participant or Former Participant who is married dies before the first day of the first period for which his Benefit is payable, the Participant's entire Individual Account shall be applied to purchase a qualified preretirement survivor annuity, unless the Participant or Former Participant has elected, with the consent of his Spouse, to waive the qualified preretirement survivor annuity or to name a Beneficiary other than the Spouse pursuant to the provisions of Section 6.9; provided, the surviving Spouse may elect any optional form of Benefit in lieu of a qualified preretirement survivor annuity.

                          (2) Except as provided in Section 6.7, and subject to the consent requirements of Section 6.9, payment to a Former Participant's Spouse under this Section 6.6(b) shall commence within a reasonable period after the Former Participant's death, provided that the Spouse may not elect that payment commence later than sixty (60) days after the end of the Plan Year during which the Former Participant would have attained age sixty-five
            (65) if he had lived, and provided further that if the Spouse dies before commencement of payment, this subparagraph shall be applied as if the Spouse were the Former Participant.

                          (3) For this purpose, a qualified preretirement survivor annuity is a nontransferable annuity contract purchased from a legal reserve life insurance company licensed to do business in more than one state, providing for an annuity payable to the Spouse for the life of the Spouse, determined in accordance with actuarial tables the use of which is approved by the Internal Revenue Service.

            6.7 SMALL BENEFITS. Notwithstanding any other provision of the Plan, if the present value of a Former Participant's entire nonforfeitable Benefit does not exceed (and did not at the time of any prior distribution exceed) Three Thousand Five Hundred





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Dollars ($3,500) as of the Valuation Date occurring next prior to the date of distribution provided for in this Section 6.7, his Benefit shall be paid in a single sum as soon as reasonable after the date his Participation ends.

            6.8 NECESSARY DELAYS IN COMMENCEMENT OF BENEFIT PAYMENT. Notwithstanding any other provision of the Plan, if the amount of a Benefit payment cannot be determined on the date provided for pursuant to this Article 6, or if payment on such date is impossible because the whereabouts of a Former Participant or Beneficiary are unknown, a payment retroactive to such date may be made not later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan or on which the whereabouts of such Former Participant or Beneficiary are made known to the Administrator, as the case may be.

            6.9  CONSENTS, BENEFICIARY DESIGNATIONS.

                 (a) Except as provided in Section 6.7, as a condition precedent to the commencement of payment of his Retirement Benefit or Termination Benefit pursuant to Section 6.3, 6.4 or 6.5, each Former Participant shall have made an election to receive his Retirement Benefit or Termination Benefit in the form of a qualified joint and survivor annuity or to waive his right to receive his Retirement Benefit or Termination Benefit in the form of a qualified joint and survivor annuity as provided for in Section 6.2(b), if applicable, and shall have consented to the time of commencement of payment pursuant to Section 6.4 or 6.5, if applicable.

                 (b) A Participant or Former Participant whose Death Benefit is subject to Section 6.6(b) may elect to waive the qualified preretirement survivor annuity form of Death Benefit, commencing on the date he separates from service or the first day of the Plan Year in which he attains age thirty-five (35), whichever is earlier. If the Participant makes a valid election but for the fact that the Participant has not attained age thirty-five
(35), the election will be deemed valid for all purposes until the first day of the Plan Year in which the Participant attains age thirty-five (35). The Participant will then be required to make a new election in order to waive the qualified preretirement survivor annuity form. Any such election or consent by a Participant or Former Participant under the Plan shall be made in a writing in form prescribed by the Administrator and shall be effective upon its delivery to the Administrator prior to commencement of payment of his Retirement Benefit or Termination Benefit or prior to his death, as the case may be. A Participant or Former Participant may revoke, supersede, or reinstate any such election or consent by delivery of a writing providing therefor in form prescribed by the Administrator and delivered to the Administrator prior to commencement of payment of his Retirement Benefit or Termination Benefit or prior to his death, as the case may be.

                 (c) Any Participant or Former Participant may designate one or more persons or entities as primary and/or contingent Beneficiary of his Death Benefit or any portion of his Retirement Benefit or Termination Benefit remaining unpaid on the date of his death. Any such Beneficiary designation by a Participant or Former Participant shall





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be made in a writing in form prescribed by the Administrator and shall be effective upon its delivery to the Administrator prior to the date payment of his Retirement Benefit or Termination Benefit commences or prior to his death, as the case may be. A Participant or Former Participant may revoke, supersede or reinstate any such Beneficiary designation by delivery of a writing providing therefor in form prescribed by the Administrator and delivered to the Administrator prior to the date payment of his Retirement Benefit or Termination Benefit commences or prior to his death, as the case may be.

                 (d) A Participant's or Former Participant's initial election respecting the form of payment of his Retirement Benefit, Termination Benefit or Death Benefit, his consent to the time of payment of his Retirement Benefit or Termination Benefit, his initial Beneficiary designation, and any revocation, supersession or reinstatement of such an election or Beneficiary designation in accordance with Section 6.9(a), (b) or (c) shall not require the consent of any other person, except as provided in Section 6.9(e).

                 (e)      (1)     If the provisions of Section 6.2(b) or 6.6(b)
apply to the Benefit payable to a Former Participant, any election to waive the right to the qualified joint and survivor annuity and any election to waive the right to the qualified preretirement survivor annuity and any Beneficiary designation by the Former Participant shall be subject to the consent of his Spouse in written form prescribed by and delivered to the Administrator prior to commencement of payment of the Former Participant's Retirement Benefit or Termination Benefit or prior to his death, as the case may be. Any such consent shall acknowledge that the effect of the consent is to give up the Spouse's right to the Spouse's benefit provided for in Section 6.2(b) or 6.6(b), as the case may be, and shall be witnessed by a Plan representative or a notary public. Any such consent shall be irrevocable by the consenting individual with respect to the election or Beneficiary designation to which it applies, but such a consent shall not be binding on the consenting individual with respect to any other election or Beneficiary designation by the consenting individual's spouse, nor shall such a consent be binding on anyone other than the consenting individual.

                          (2)     Except as provided in Section 6.7, as a
condition precedent to commencement of payment of the Retirement Benefit or Termination Benefit of a then married Former Participant before his Normal Retirement Date in accordance with Section 6.4 or 6.5, his Spouse shall have consented to the time of commencement of payment in written form prescribed by the Administrator and delivered to the Administrator if the Spouse's consent is required under Section 6.4 or 6.5.

                          (3)     Except as provided in Section 6.7, as a
condition precedent to the commencement of payment of any Benefit to the Spouse of a Former Participant in accordance with Section 6.6(b), the Spouse shall have made an election in written form prescribed by the Administrator and delivered to the Administrator prior to commencement of payment respecting the time and form of payment of such Benefit. The Spouse of a Former Participant shall be provided with the election forms prescribed by the Administrator as soon as administratively feasible following the date the Administrator receives acceptable proof of the death of the Former Participant. The Spouse may make





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the election respecting the time and form of payment during the ninety (90) day period commencing on the date of delivery of the election forms.

                          (4)     Notwithstanding any other provision of the
Plan, the consent of a Spouse shall not be required if it is established to the satisfaction of the Administrator that the consent may not be obtained because there is no Spouse or because the Spouse cannot be located or because of any other circumstance prescribed by any applicable Treasury regulation.

                 (f) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distributions may commence less than thirty (30) days after the notice required under Section 1.411(a)(11)(C) of the Income Tax Regulations is given; provided that:

                          (1) The Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                          (2) The Participant after receiving the notice affirmatively elects a distribution.

            6.10          ELIGIBLE ROLLOVER DISTRIBUTIONS.

                 (a) Notwithstanding any other provision of the Plan to the contrary, a Participant, Former Participant, surviving Spouse or a former spouse who is an alternate payee pursuant to Article 13 ("Distributee") may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                 (b) For purposes of this Section 6.10, the following terms shall have the meaning set forth hereinafter:

                          (1) Direct Rollover: A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                          (2)     Eligible Rollover Distribution:  Any
            distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and

                          (3) Eligible Retirement Plan: An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.





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(Amended and Restated as of January 1, 1997)                             Page 38

ARTICLE 7:  PERMANENT DISABILITY

            7.1 DEFINITION OF PERMANENT DISABILITY. A permanent disability for purposes of the Plan is a mental or physical disability which causes the Participant to be unable to perform the duties of his customary position of employment (or unable to engage in any substantial gainful activity) for an indefinite period which the Administrator considers will be of long-continued duration. A Participant is also disabled if he incurs the permanent loss or use of a member or function of the body or is permanently disfigured and incurs a separation from service.

            7.2 DETERMINATION OF PERMANENT DISABILITY. Any Former Participant who claims to have retired from employment with an Employer on account of a permanent disability shall be required to submit to examination by a physician or physicians selected by the Administrator in order for such physician or physicians to determine the Participant's or Former Participant's permanent disability. Any and all such determinations so made in good faith by any physician or physicians selected by the Administrator shall be conclusive and binding upon such Participant or Former Participant and all other parties in interest, if any.

            7.3 NO RIGHT TO REEMPLOYMENT. A Former Participant whose permanent disability is determined to have ended shall have no right to require that he be reemployed by any Employer.





JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 39

ARTICLE 8:  ADMINISTRATION


            8.1  NAMED FIDUCIARIES.

                 (a) The Plan Sponsor and the Administrator shall constitute named Fiduciaries of the Plan for purposes of ERISA.

                 (b) A named Fiduciary may in writing appoint other persons or entities to perform any of its duties and responsibilities. Any such appointment shall be accepted by the appointee in writing and shall be effective upon such acceptance.

            8.2  RULES RELATING TO FIDUCIARIES GENERALLY.

                 (a) Fiduciaries shall have only those specific and express powers, duties, responsibilities and obligations as are specifically assigned them under this Plan or the Trust. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of any other Fiduciary.

                 (b) Each Fiduciary shall give directions, furnish information and take action only in accordance with the provisions of this Plan or the Trust, as the case may be, authorizing or providing for such directions, information or action. Each Fiduciary may rely upon any such directions, information or action of any other Fiduciary as proper under this Plan or the Trust, and no Fiduciary is required under this Plan or the Trust to inquire into the propriety of any such directions, information or action of any other Fiduciary.

                 (c) No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value, except as a Fiduciary may agree in a separate written instrument.

                 (d) Each Fiduciary shall be entitled to such reasonable compensation for its Fiduciary services as such Fiduciary and the Plan Sponsor may agree, provided that no Fiduciary who receives full-time pay from an Employer for other services shall receive any remuneration as Fiduciary from the Plan or the Trust.

                 (e) Any person or group of persons may serve in more than one Fiduciary capacity.

            8.3 DUTIES OF TRUSTEE. The Trustee shall have responsibility for the administration of the Trust and the management of the assets held under the Trust, except to the extent such assets are managed by an Investment Manager or insurance company, all as specifically provided in the Trust.





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(Amended and Restated as of January 1, 1997)                             Page 40

            8.4  RIGHTS AND DUTIES OF PLAN SPONSOR GENERALLY.

                 (a) The Plan Sponsor shall have the sole authority to appoint and remove any Trustee and any Investment Manager (if the Plan Sponsor elects to appoint an Investment Manager) in accordance with the provisions of the Trust, to direct the Trustee to invest all or a portion of the Trust Fund at the direction of an Investment Manager or with an insurance company or otherwise in accordance with the provisions of the Trust, and to amend or terminate, in whole or in part, this Plan or the Trust.

                 (b) The Plan Sponsor shall designate an Administrator (which may be itself or another person or persons although referred to in the singular throughout this instrument) which shall serve at the pleasure of the Plan Sponsor. A new Administrator shall be designated as soon as is reasonably convenient if any Administrator is removed, resigns, dies or becomes incapacitated.

            8.5  DUTIES OF EMPLOYERS GENERALLY.

                 (a) Each Employer shall supply full and timely information to the Administrator on all matters relating to its Employees' Compensation, employment, Retirement, transfer, death or other termination of their status as Participants or Employees and such additional pertinent facts as are necessary to enable the Administrator to perform its functions.

                 (b) Each Employer shall have the sole responsibility for making the contributions, if any, provided for in Sections 3.2, 3.3, 3.4, and
3.5. with respect to Participants who are its Employees.

            8.6  DUTIES OF ADMINISTRATOR GENERALLY.

                 (a) The Administrator shall have sole responsibility for the administration of the Plan, as expressly described in the Plan.

                 (b) The Administrator shall provide each Participant and Former Participant with all notices and information required by law with respect to the distribution of Benefits.

                 (c) The Administrator shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. In its sole discretion, the Administrator shall interpret the Plan; shall determine all questions arising in the administration, interpretation, and application of the Plan; and shall construe any ambiguity, supply any omission, and reconcile any inconsistency in such manner and to such extent as the Administrator deems proper. Any interpretation or construction placed upon any term or provision of the Plan by the Administrator, any decisions and determinations of the Administrator arising under the Plan, including without limiting the generality of the foregoing,





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(Amended and Restated as of January 1, 1997)                             Page 41

                          (1) the eligibility of an Employee to become or remain a Participant and his status as such, his Years of Benefit Service and his Years of Vesting Service,

                          (2) the allocation of contributions and any other amounts required to be allocated under the provisions of the Plan,

                          (3) the time, method and amounts of payments payable under the Plan, and

                          (4)     the rights of Participants, Former
            Participants, Spouses and Beneficiaries,

and any other action, determination or decision whatsoever taken or made by the Administrator in good faith shall be final, conclusive and binding upon all persons concerned, including but not limited to the Plan Sponsor, Employers, Employees, former Employees, Participants, Former Participants, Spouses and Beneficiaries.

                 (d) The Administrator may adopt such rules as it deems necessary, desirable, or appropriate. All rules, decisions and determinations of the Administrator shall be uniformly and consistently applied. When making a determination or decision, the Administrator shall be entitled to rely upon information furnished by the Plan Sponsor or any Employer, Employee, Participant, Former Participant, Spouse, Beneficiary, or any Fiduciary.

                 (e) Any person or entity other than the Plan Sponsor which is designated as Administrator shall signify acceptance by filing a written acceptance with the Plan Sponsor. The Administrator may employ accountants, counsel, specialists and other persons necessary to help carry out its duties and responsibilities under the Plan. The Administrator or any appointee shall be entitled to rely conclusively upon any opinions or reports which shall be furnished to it or him by such accountants, counsel, specialists and other persons.

                 (f) The Administrator shall issue directions to the Trustee concerning all Benefits which are to be paid from the Trust Fund pursuant to provisions of the Plan.

            8.7 FORMS AND PROOFS; ELECTIONS, CONSENTS, BENEFICIARY DESIGNATIONS AND CLAIMS.

                 (a) Each Participant, Former Participant, Spouse and Beneficiary then eligible to receive any Benefit shall complete all forms and furnish all information, including his post office address and any changes thereof, and any other proofs, receipts and releases as may be required by the Trustee or Administrator.





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(Amended and Restated as of January 1, 1997)                             Page 42

                 (b) Any communication, statement or notice addressed to any Participant, Former Participant, Spouse or Beneficiary then entitled to a Benefit at his last post office address filed with the Administrator shall be binding for all purposes of the Plan, and the Trustee and the Administrator shall not be obligated to search for or ascertain the whereabouts of any such person.

                 (c) Any election, consent or Beneficiary designation permitted or required by the provisions of the Plan shall be valid only if made in accordance with the applicable procedures set forth in Section 6.9.

                 (d) Claim Procedures. Any person may submit a written claim to the Administrator. The Administrator shall make all decisions and determinations respecting the right of any person to a Benefit under the Plan. Any decision by the Administrator denying a Benefit claim in whole or in part shall be stated in writing by the Administrator and delivered or mailed to the claimant within ninety (90) days after receipt of the claim by the Administrator unless special circumstances require an extension of time for processing, but in any event within one hundred eighty (180) days after such receipt. If such an extension of time is taken, the Administrator shall inform the claimant of the delay in writing before the expiration of the initial ninety (90) day period and shall state the reasons therefor and the date by which the Administrator expects to render a decision. Any written decision denying a claim shall set forth the specific reasons for the denial with specific references to Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim and the reasons therefor, and an explanation of the Plan's claim review procedure, all written in a manner calculated to be understood by the claimant. If the claimant does not receive written notice that the claim has been denied within the initial ninety (90) day period, or within the extended ninety (90) day period if applicable, the claim shall be deemed to have been denied.

                 (e) Claim Review Procedures. Any claimant who makes a written request within sixty (60) days after his receipt of written notification of claim denial or within sixty (60) days after his claim is deemed denied, shall be entitled to a full and fair review of such denial by the Administrator, and the claimant or his authorized representative shall be entitled to inspect pertinent documents and to submit issues and comments in writing. The Administrator shall render a decision on review not later than sixty (60) days after the Administrator's receipt of a timely request for review unless special circumstances require an extension of time for processing, but in any event within one hundred twenty (120) days after such receipt. If such an extension of time is taken, the Administrator shall inform the claimant of the delay in writing before the expiration of the initial sixty (60) day period and shall state the date by which the Administrator expects to render a decision. The decision on review shall be stated in writing and shall be mailed or delivered to the claimant and shall include the specific reasons for the decision with specific references to Plan provisions upon which the decision is based, all written in a manner calculated to be understood by the claimant. If the claimant does not receive written notice that the claim has been denied on review within the initial sixty (60) day period or within the extended





JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 43
sixty (60) day period if applicable, the claim shall be deemed to have been denied on review.

            8.8  BOOKS AND RECORDS; DISCLOSURES.

                 (a) The Administrator shall keep such books, records, and other data as it deems necessary for proper administration of the Plan, including but not limited to records of each Employee's Compensation, Years of Benefit Service and Years of Vesting Service.

                 (b) The records of any Employer and the Administrator shall be conclusive on all persons unless proved incorrect to the satisfaction of the Employer or the Administrator furnishing the same.

                 (c) The Administrator shall comply with all reporting and disclosure requirements of the law and shall maintain all records required by law.

            8.9 LEGAL OR OTHER INCAPACITY OF RECIPIENT. Whenever, in the Administrator's opinion, a person entitled to receive any payment under the Plan is under a legal disability or is incapacitated in any way so that he is unable to manage his financial affairs, the Administrator may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Administrator may direct the Trustee to apply the payment for the benefit of such person in such manner as the Administrator considers advisable. Any payment made in good faith in accordance with the provisions of this Section 8.9 shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan.

            8.10          ADMINISTRATIVE COMMITTEE.

                 (a) If two or more persons are designated as Administrator by the Plan Sponsor, then they shall act as an administrative committee. Said administrative committee shall act as Administrator with respect to all duties and responsibilities hereunder, except that its members may allocate any of their duties and responsibilities among themselves by written instrument signed by each of them and filed with the Plan Sponsor. If duties and responsibilities are allocated among administrative committee members in accordance with the foregoing or are delegated to other persons by appointment in accordance with the Plan, then no administrative committee member shall be liable for the performance of duties and responsibilities allocated to any other administrative committee member or delegated by appointment to other persons except to the extent required by law. In the event that any member of the administrative committee resigns or otherwise terminates from the employ of all Controlled Group Members, his status as a member of the administrative committee shall automatically terminate.





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(Amended and Restated as of January 1, 1997)                             Page 44

                 (b) Except as provided in Section 8.10(a), any and all acts and decisions of the administrative committee shall be by a majority of its members. Any third party may rely upon a representation by any administrative committee member that a decision or determination has been made by the administrative committee.

                 (c) The administrative committee may designate any of its members as secretary of the administrative committee. In that event, the secretary of the administrative committee shall have authority to sign or execute any documents on behalf of the committee. The certificate of the administrative committee secretary that the committee has taken or authorized any action shall be conclusive.

            8.11 PLAN AND TRUST EXPENSES. The Plan Sponsor and the Employers shall have discretion to pay or reimburse any reasonable costs and expenses of the Plan and the Trust, including but not limited to compensation of Fiduciaries and costs and expenses incurred by the Administrator as a result of the performance of its duties and responsibilities hereunder, such as, but not limited to fees to accountants, counsel, specialists and other persons employed or appointed to help the Administrator perform its duties and responsibilities hereunder, in such proportions as the Plan Sponsor may deem appropriate. Any reasonable costs and expenses of the Plan or the Trust not so paid or reimbursed shall be paid by the Plan. Notwithstanding anything contained herein to the contrary, no compensation shall be paid to any person otherwise receiving full-time pay from the Plan Sponsor or any Employer.

            8.12 PLAN SPONSOR AND EMPLOYER ACTIONS. Except as otherwise expressly provided in the remaining provisions of this Plan, any action of the Plan Sponsor or any Employer under this Plan after initial adoption of this Plan shall be authorized by its Board of Directors.





JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 45

ARTICLE 9:  EMPLOYERS OTHER THAN THE PLAN SPONSOR


            9.1 ELIGIBILITY FOR EMPLOYER STATUS. Subject to the written consent of the Trustee and the Board of Directors or other governing body of the Plan Sponsor, a Controlled Group Member may become an Employer by submitting a certified copy of resolutions of its Board of Directors or other governing body evidencing its adoption of the Plan and the Trust for the benefit of its eligible Employees.

            9.2  DELEGATION OF RIGHTS AND DUTIES TO PLAN SPONSOR.

                 (a) Adoption of the Plan and the Trust by an Employer in accordance with Section 9.1 shall constitute the delegation by such Employer to the Plan Sponsor of full authority to amend the Plan and Trust, and to appoint the Trustee, the Administrator and any Investment Manager and to direct the Trustee in accordance with terms of the Trust.

                 (b) Any amendment to the Plan or the Trust adopted by the Plan Sponsor in accordance with provisions of the Plan or Trust shall be binding upon and effective with respect to each Employer, and each Employer shall be deemed to have assented to any such amendment.

            9.3 EMPLOYER RIGHT TO WITHDRAW. Each Employer reserves to itself the right to terminate its status as an Employer under the Plan, to terminate the Plan with respect to its Employees or to discontinue contributions to the Plan with respect to its Employees. If an Employer exercises any such right, the provisions of Article 12 of the Plan and Article 9 of the Trust shall apply to the portion of the Trust assets consisting of the Individual Accounts of the Participants and Former Participants of such Employer.

            9.4  WITHDRAWAL FROM PLAN AND TRUST.

                 (a) Any Employer other than the Plan Sponsor shall withdraw from the Plan and the Trust if it ceases to be a Controlled Group Member, effective as of the Valuation Date coincident with or next following the date on which it ceases to be a Controlled Group Member.

                 (b) Any Employer other than the Plan Sponsor may withdraw from the Plan and the Trust without ceasing to be a Controlled Group Member effective as of any Valuation Date, by providing written notice to the Administrator and Trustee of its intent to withdraw at least thirty (30) days prior to such Valuation Date.

                 (c) The Administrator shall certify to the Trustee the portion of the Trust Fund constituting the Individual Accounts of Employees and former Employees of a withdrawing Employer as of the Annual Valuation Date on which such Employer's





JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 46
withdrawal is effective. The Trustee shall segregate such portion of the Trust Fund as of such Annual Valuation Date, and thereafter such portion of the Trust Fund shall be held in a separate trust, and shall be used and applied according to the provisions of this Plan and the Trust in the same manner as if this Plan and the Trust had been executed by and between the withdrawing Employer as Plan Sponsor and the Trustee or any other trustee designated in writing by the withdrawing Employer, without the execution of any other instruments.

                 (d) The Trustee shall determine which assets of the Trust are to be set aside in accordance with Section 9.4(c), provided that no discrimination in value results therefrom.





JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 47

ARTICLE 10: AMENDMENTS


            10.1 AMENDMENT AUTHORITY. The Plan Sponsor reserves the right to amend this Plan from time to time and hereby gives to its officers continuing authority to adopt such amendments as they deem necessary or desirable, provided, however:

                 (a) As a condition precedent to the adoption of any proposed amendment, the officers shall make a good faith determination of the projected additional annual cost of such proposed amendment.

                          (1) During any Plan Year the officers of the Plan Sponsor shall have the authority to approve and adopt one or more amendments which in the aggregate have a projected additional annual cost to the Employers not exceeding Five Hundred Thousand Dollars ($500,000).

                          (2) If the projected additional annual cost of an amendment to the Employers, together with the projected additional annual cost of all other amendments adopted by the officers during the Plan Year, exceeds Five Hundred Thousand Dollars ($500,000), then such amendment shall be submitted to the Board of Directors of the Plan Sponsor.

                 (b) Authority to make an amendment respecting the investment of Plan assets in Employer Stock shall be retained by the Plan Sponsor, and the officers shall have no authority to make such an amendment.

                 (c) Such amendment shall be in writing executed by the proper officers of the Plan Sponsor.

                 (d) The Plan Sponsor shall deliver a certified copy of each amendment to each Employer and the Trustee.

            10.2          CONDITIONS.  Each amendment shall be subject to the
               following:

                 (a) The duties of the Trustee cannot be changed substantially without the Trustee's consent.

                 (b) Except as provided in the Plan or otherwise in accordance with applicable law, any such amendment shall not result in or permit the return or repayment to the Plan Sponsor or any Employer of any portion of the Trust Fund or the income therefrom or result in or permit the distribution of the Trust Fund for the benefit of anyone other than Participants, Former Participants, Spouses and Beneficiaries.





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(Amended and Restated as of January 1, 1997)                             Page 48

                 (c) Any such amendment shall not reduce a Participant's accrued Benefit to less than the Benefit to which he would have been entitled if he had separated from service with the Employer on the day prior to the effective date of such amendment.

                 (d) Any amendment which would have the effect of disqualifying the Plan shall be void from its inception.





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(Amended and Restated as of January 1, 1997)                             Page 49

ARTICLE 11: SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS


            11.1 CONTINUATION OF THE PLAN BY ANOTHER EMPLOYER. If any Participants become employed by an entity other than the Plan Sponsor or any Employer incident to the sale by the Plan Sponsor or Employer of all or substantially all of its operating assets to such entity or incident to a merger, consolidation or reorganization involving the Plan Sponsor or Employer and such entity, then the Plan Sponsor or Employer and such entity by resolutions of their respective Boards of Directors or other governing bodies may direct that the Plan and the Trust be continued by such entity; in that event, such entity shall be substituted for the Plan Sponsor or Employer under the Plan without the execution of any other instruments. The substitution of such entity shall constitute an assumption of Plan liabilities by such entity which shall have all of the powers, duties and responsibilities of the Plan Sponsor or Employer as applicable under the Plan, effective from and after the date specified in the foregoing resolutions without the execution of any other instruments.

            11.2  PLAN MERGER, CONSOLIDATION OR ASSET TRANSFER.

                 (a) This Plan and the Trust may accept assets transferred from any other tax-qualified profit-sharing plan and trust for employees; and the assets of this Plan and the Trust may be transferred to any other such plan and trust, all upon authorization by written resolutions of the Board of Directors or other governing body of the Plan Sponsor, and subject to any terms and conditions set forth in such resolutions.

                 (b) In the event of any merger or consolidation of the Plan, or transfer of all or any portion of the assets and liabilities of the Trust Fund to another trust fund or custodial account or contract maintained under any other plan of deferred compensation either in existence or to be established for the benefit of some or all of the Participants under this Plan, the merger, consolidation or transfer of assets and liabilities of the Plan shall be consummated only if:

                          (1) Each affected Participant would be entitled to receive a Benefit in the event of termination of the other plan immediately after the merger, consolidation or transfer in an amount not less than the Benefit he would have been entitled to receive in the event of termination of this Plan immediately before such merger, consolidation or transfer;

                          (2) Resolutions of the Boards of Directors or other governing bodies of the Plan Sponsor and of any new or successor employer of the affected Participants, shall authorize such transfer of assets, and in the case of such new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new or successor employer's plan; and

                          (3) Such other plan and trust, if any, are then qualified under the applicable provisions of the Code.





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(Amended and Restated as of January 1, 1997)                             Page 50

ARTICLE 12: PLAN TERMINATION


            12.1 TERMINATION OF PLAN. The Plan Sponsor has established the Plan and the Trust and has executed this instrument with the intention and expectation that it will be able to make contributions indefinitely, but the Plan Sponsor and each Employer shall not be under any obligation or liability whatsoever to maintain the Plan and the Trust for any length of time. In accordance with the procedures set forth in this Article 12, the Plan Sponsor may terminate the Plan at any time. The Plan will terminate thirty (30) days after the receipt by the Trustee of written notice of Plan termination from the Plan Sponsor, or if the Plan Sponsor is judicially declared bankrupt or insolvent.

            12.2 SEGREGATION OF ASSETS ON PARTIAL TERMINATION OF PLAN. Upon a partial termination of the Plan with respect to a group of Participants and Former Participants, the Trustee shall in accordance with the directions of the Administrator allocate and segregate the proportionate interest of such Participants and Former Participants in the Trust Fund. The funds so allocated and segregated shall be used by the Trustee to pay Benefits to or on behalf of such Participants and Former Participants in accordance with Section 12.3.

            12.3 COMPLETE DISCONTINUANCE OF CONTRIBUTIONS OR COMPLETE OR PARTIAL TERMINATION.

                 (a) In the event of complete discontinuance of contributions by the Employers or upon termination or partial termination of the Plan, the Individual Accounts of all Participants and Former Participants affected thereby shall be nonforfeitable.

                 (b) Subject to the provisions of Section 12.3(c), the Administrator shall direct the Trustee to distribute the assets of the Trust Fund to the persons entitled thereto. Distributions shall be made in cash.

                 (c) The Plan Sponsor may elect to continue the Trust with respect to the Individual Accounts of Participants, Former Participants, Spouses and Beneficiaries affected by a complete discontinuance of contributions, or a complete or partial termination of the Plan until all of their Benefits have been distributed pursuant to Article 6 of the Plan. The Administrator shall continue to function in a manner consistent with the terms of the Plan, and the Trust Fund shall be continued only for the benefit of those Participants, Former Participants, Spouses and Beneficiaries with Individual Accounts from time to time. In the event of the death or resignation of the Administrator at a time when the Plan Sponsor is not in existence, the Trustee shall assume the duties and responsibilities of the Administrator until the termination of the Trust. Distributions under this
Article 12 shall be made in cash.





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(Amended and Restated as of January 1, 1997)                             Page 51

ARTICLE 13: QUALIFIED DOMESTIC RELATIONS ORDERS


            13.1 IN GENERAL. Benefits of a Participant or Former Participant shall be paid to alternate payees pursuant to any qualified domestic relations order, as defined in Code Section 414(p). For this purpose, a qualified domestic relations order is an order, judgment or decree pursuant to a State domestic relations law (including community property law) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of the Participant or Former Participant. The order must specify the alternate payee's right to receive a portion of the Benefit payable under the Plan with respect to the Participant or Former Participant and must contain sufficient information to calculate the applicable payment and to contact the alternate payee. The order may not conflict with a previous qualified domestic relations order, require payment in a form not provided for by the Plan or require payment of increased Benefits under the Plan.

            13.2  PLAN PROCEDURES.

                 (a) The Administrator shall adopt procedures consistent with applicable law and regulations to verify whether any judgment, decree or order is a qualified domestic relations order.

                 (b) Pending determination whether a judgment, decree or order is a qualified domestic relations order, the Administrator shall direct the Trustee to charge the Individual Account of the affected Participant or Former Participant with the total amount to be set aside for the benefit of each alternate payee pursuant to the judgment, decree or order, and to establish a segregated account in the Trust Fund on behalf of each alternate payee in the same amount. If the Individual Account of the Participant or Former Participant consists of two or more sub-accounts, the sub-accounts shall be charged in proportion to their respective amounts. Following a determination as to whether the judgment, decree or order is a qualified domestic relations order, the segregated accounts established on behalf of the alternate payees shall either become permanent, to be distributed in accordance with the qualified domestic relations order, or shall be terminated and the amounts thereof credited to the affected Participant's or Former Participant's Individual Account and the sub-accounts thereunder in proportion to their respective amounts, to be distributed in the manner provided for generally in the Plan, without regard to the judgment, decree or order.

                 (c) If the judgment, decree or order applies to a Benefit otherwise in pay status, payment shall be suspended for a period sufficient for the Administrator to determine whether it is a qualified domestic relations order, but in any event, not longer than eighteen (18) months after the date specified for the payment to the alternate payee in the judgment, decree or order.





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

                          (1)      If the judgment, decree or order is
            determined to be a qualified domestic relations order within such period, the amount in the account established for the alternate payee shall be paid to the alternate payee in accordance with the qualified domestic relations order.

                          (2) If no determination is made as to whether a judgment, decree or order relating to Benefits otherwise in pay status is a qualified domestic relations order within eighteen (18) months after the date specified for payment to the alternate payee, or if the judgment, decree or order is determined not to be a qualified domestic relations order before the expiration of such period, the segregated account shall be terminated, and the amounts thereof shall be credited to the affected Participant's or Former Participant's Individual Account and the sub-accounts thereunder in proportion to their respective amounts, and distribution of the Participant's or Former Participant's Benefit shall be made as generally provided for in the Plan, without regard to the judgment, decree or order.

                          (3) If a judgment, decree or order relating to Benefits otherwise in pay status is determined to be a qualified domestic relations order more than eighteen (18) months after the date specified for payment to the alternate payee, the qualified domestic relations order shall be applied prospectively to the extent possible, but the Administrator shall have no duty to attempt to recover any distributions from an affected Participant's or Former Participant's Individual Account which occurred prior to the determination that the judgment, decree or order is a qualified domestic relations order.

            13.3 TIME AND FORM OF PAYMENT. If a qualified domestic relations order so provides, distribution to the alternate payee thereunder shall occur as soon as may be practical after the Administrator verifies that the judgment, decree or order is a qualified domestic relations order. The Alternate Payee may elect that payment be made in any form available under the plan other than a Qualified Joint and Survivor Annuity.

            13.4 AMOUNT OF BENEFIT. For purposes of determining the amount of the Benefit of a Participant or Former Participant from time to time for any purpose under the Plan, any permanent segregated account established with respect to an alternate payee related to such Participant or Former Participant and any distribution from the Plan to such an alternate payee shall be disregarded.

            13.5  INVESTMENT OF SEGREGATED ACCOUNT.

                 (a) During the period for which a segregated account established on behalf of an alternate payee remains in existence under the Plan, it shall be and remain a part of the Trust Fund. Regardless of whether the affected Participant or Former Participant is otherwise entitled to direct the investment of his Individual Account pursuant to the provisions of Article 4 of the Plan, the Participant or Former Participant shall have





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(Amended and Restated as of January 1, 1997)                             Page 53
no right to direct the investment of the segregated account established on behalf of the alternate payee.

                 (b) If the domestic relations order does not provide for immediate distribution, the alternate payee shall be entitled to direct investment of the segregated account after the order is determined to be a Qualified Domestic Relations Order. The provisions of Section 4.2shall be applicable with respect to such segregated account of the alternate payee.

            13.6 DEATH. In the event of the death of an alternate payee prior to the date an amount would otherwise have been paid to such alternate payee, no amount shall be paid to the estate or any Beneficiary of the alternate payee except as provided in the governing qualified domestic relations order. In the event of the death of the Participant or Former Participant prior to the date an amount would otherwise be payable to an alternate payee who is the former spouse of the Participant or Former Participant, the alternate payee shall not be treated as the Spouse of the Participant or Former Participant for purposes of the Plan except as provided in the governing qualified domestic relations order.

            13.7 FORMS AND PROOFS. Each alternate payee shall have the sole responsibility for notifying the Administrator of any change in the alternate payee's name or address and for providing the Administrator with any additional information necessary to carry out the terms of a qualified domestic relations order.

            13.8 AMOUNTS PAYABLE. Any amount to be determined pursuant to this Article 13 shall be determined as of the Valuation Date next preceding the date of such determination.





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(Amended and Restated as of January 1, 1997)                             Page 54

ARTICLE 14: MISCELLANEOUS


            14.1 TAX QUALIFICATION OF PLAN AND TRUST. The Plan Sponsor intends by the execution of this instrument that the Plan and the Trust will constitute a qualified plan and trust under the applicable provisions of the Code in order that the income of the Trust will be tax-exempt, and Employer contributions to the Trust in accordance with the provisions of the Plan will be tax deductible. Any modification or amendment of the Plan or the Trust which the Plan Sponsor may deem necessary or advisable in order that the Plan and the Trust constitute a qualified plan and trust may by its terms be made retroactive as permitted by law.

            14.2 EMPLOYERS NOT PLAN BENEFICIARIES; RETURN OF CERTAIN EMPLOYER CONTRIBUTIONS. No Employer shall have any beneficial interest in the Trust Fund or any part thereof, and no part of the Trust Fund shall ever revert or be repaid to any Employer either directly or indirectly, except as follows:

                 (a) Every contribution made by an Employer under the Plan by a mistake of fact shall be returned to the Employer within one (1) year after payment of the contribution;

                 (b) Every contribution by an Employer under the Plan is conditioned upon the deductibility of the contribution under the applicable provisions of the Code, and, to the extent the deduction is disallowed, such contribution shall be returned to the Employer within one (1) year after disallowance of the deduction; and

                 (c) As otherwise provided by law in the case of a plan and trust qualified under the applicable provisions of the Code.

An affected Employer shall notify the Trustee in writing of any contribution that is to be returned to the Employer in accordance with this Section 14.2.

            14.3 BENEFITS LIMITED TO TRUST ASSETS. No person shall have any right to or interest in any assets of the Trust Fund upon termination of his status as an Employee or otherwise, except as provided under this Plan, and then only to the extent of Benefits payable under the Plan out of the assets of the Trust Fund. All payments of Benefits provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor except as required by law.

            14.4          UNKNOWN WHEREABOUTS OF PERSONS ENTITLED TO BENEFITS.
If the Administrator or Trustee notifies any Former Participant, Spouse or Beneficiary that he is entitled to a payment under the Plan and also notifies him of the provisions of this Section 14.4 and such person fails to claim his Benefit or make his whereabouts known to the Administrator or to the Trustee within the shorter of a period of seven (7) years thereafter,





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

or the period ending on the date of termination of the Trust, the amount held by the Trustee representing such Benefit shall be allocated as if it were a Forfeiture in the manner provided in Section 4.4(d) with respect to the Plan Year during which the expiration of such period occurs. If a person makes a claim for his Benefit after such allocation and before all assets of the Trust Fund have been distributed, the Administrator shall direct the Trustee to pay over to such person the amount of his Benefit as of the Valuation Date as of which the allocation occurred, and the amount so paid shall be treated as an expense of the Plan for the Plan Year during which it is paid.

            14.5 MISTAKES IN BENEFIT PAYMENTS. In the event and to the extent that any Benefit payment to a Former Participant, Spouse or Beneficiary is determined by the Administrator to have been in error, the Administrator and the Trustee shall determine the extent of the error and shall take action to correct the error in an equitable manner as determined in the sole discretion of the Administrator, consistent with the following:

                 (a) In the event that an amount paid in error is less than the amount which should have been paid, the Administrator shall direct the Trustee to distribute to the Former Participant, Spouse or Beneficiary the difference between the amount paid and the amount which should have been paid;

                 (b) In the event that the amount paid in error exceeds the amount which should have been paid, the Administrator, to the extent possible, shall reduce any Benefit then remaining payable to the Former Participant, Spouse or Beneficiary by the excess of the amount paid over the amount which should have been paid and shall make other reasonable efforts to recover such excess from the Former Participant, Spouse or Beneficiary. If the Administrator is unable to recover such excess from such Former Participant, Spouse or Beneficiary, the Employer shall hold the Plan harmless and indemnify the Plan by paying over to the Plan the amount of such excess.

                 (c) The Administrator shall equitably adjust the Individual Accounts of Participants, Former Participants, Spouses and Beneficiaries to reflect any amount paid from or received by the Plan in accordance with this Section 14.5.

            14.6 SPENDTHRIFT CLAUSE. Except as provided by applicable law, Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to Benefits payable hereunder shall be void, and the Trust Fund shall not in any manner be liable for, or subject to the debts, contracts, liabilities, engagements or torts of any Participant, Former Participant, Spouse or Beneficiary.

            14.7 NO GUARANTEE OF EMPLOYMENT. Participation in the Plan shall not be construed as giving a Participant any right to continue in the employ of any Employer. Any





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(Amended and Restated as of January 1, 1997)                             Page 56

Employee shall remain subject to discharge by any Employer to the same extent as if this instrument had not been executed.

            14.8 WAIVER OF NOTICE. Any notice required by the Plan or the Trust may be waived by the person entitled thereto.

            14.9 PLAN PROVISIONS BINDING. The provisions of the Plan shall be binding upon all persons entitled to Benefits under the Plan and their respective heirs and legal representatives, upon the Plan Sponsor, Employers, their successors and assigns, upon the Trustee and the Trustee's successors and upon the Administrator.

            14.10 CONSTRUCTION OF TERMS. Words of gender shall include persons and entities of any gender, the plural shall include the singular, and the singular shall include the plural. Section headings exist for reference purposes only, and shall not be construed as part of the Plan.

            14.11 EXECUTION OF COUNTERPARTS. This Plan may be executed in two or more counterparts, any one of which shall constitute an original without reference to the others.

            14.12 MISSOURI LAW CONTROLS. Except as otherwise provided by the Employee Retirement Income Security Act of 1974, this Plan, as amended from time to time shall be administered, construed and enforced according to the laws of the State of Missouri and in Courts situated in that State.

            14.13         MINIMUM STANDARDS IN TOP-HEAVY PLAN YEARS.
Notwithstanding any other provision of the Plan, the following provisions shall apply with respect to any Plan Year as to which the Plan is top-heavy.

                 (a) The sum of all contributions which are allocated with respect to such Plan Year to the Individual Account of any Participant credited with at least one thousand (1,000) Hours of Service for such Plan Year and any other Employee who is a Participant on the last day of such Plan Year shall not be less than the lesser of three percent (3%) of his Compensation, or such smaller amount which bears the same ratio to the Compensation of the Participant as the highest such ratio determined with respect to any key employee for such Plan Year, provided in determining the amount of contributions allocated to the Individual Account of any key employee, salary deferral contributions and Employer matching contributions shall be taken into account, but salary deferral contributions and Employer matching contributions of non-key employees shall not be taken into account..

                 (b) In determining the percentage of Compensation allocated to the Individual Account of any Participant under Section 14.13(a), all defined contribution plans of the Plan Sponsor and any other Controlled Group Members shall be treated as one plan, and the Participant's Compensation from all Controlled Group Members shall be





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

taken into account. The Plan Sponsor shall direct the Employers to make such contributions under this Plan as the Plan Sponsor in its sole discretion may determine to satisfy the requirement of Section 14.13(a).

                 (c) The vested percentage of the Employer Matching Account of each Participant who is a non-key employee and who is credited with at least one (1) Hour of Service with respect to such Plan Year shall be determined as of the last day of such Plan Year in accordance with the following schedule in lieu of any schedule set forth in Section 5.3:

   YEARS OF VESTING       VESTED PERCENTAGE         NONVESTED
        SERVICE                                    PERCENTAGE
      Less than 2                   0%                 100%
           2                       20%                  80%
           3                       40%                  60%
           4                       60%                  40%
           5                       80%                  20%
           6                      100%                   0%

                 (d) In the event that the Plan is top-heavy in one or more Plan Years and is not top-heavy in a subsequent Plan Year, the vesting schedule described in Section 5.3 shall again be applied in determining a Participant's vested percentage in his Employer Matching Account; provided that

                          (1)     The nonforfeitable percentage of a
            Participant's accrued Benefit, as determined immediately before the time at which the Plan ceased to be top-heavy, shall not be reduced; and

                          (2) A Participant who is credited with at least three (3) Years of Vesting Service shall be given the option to remain under the vesting schedule set forth in Section 14.13(c).

                 (e)      For purposes of this Section 14.13,

                          (1) The Plan shall be top-heavy for any Plan Year if the aggregate of the Individual Accounts of all Participants and Former Participants who are key employees for such Plan Year exceeds sixty percent (60%) of the aggregate of the Individual Accounts of all Participants and Former Participants, determined as of the determination date for such Plan Year in accordance with Code Section 416(g) and applicable Treasury regulations; provided that the Individual Account of any Participant or Former Participant who has not performed at least one (1) Hour of Service for any Employer during the five (5) Year period ending on the determination date shall not be taken into account.





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(Amended and Restated as of January 1, 1997)                             Page 58

                          (2)      The phrase "key employee" shall have
            the meaning set forth in Code Section 416(i)(1), taking into account an individual's annual compensation from the Employer or other Controlled Group Member for the calendar year ending with or within the Plan Year; provided that the phrase "annual compensation" shall mean compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b). The phrase "non-key employee" shall mean any employee who is not a key employee. The phrase "determination date" shall mean the Annual Valuation Date of the next preceding Plan Year.

                          (3) This Plan shall be aggregated with any and all other tax-qualified plans of any Controlled Group Member under which a key employee is a participant for such Plan Year, and with any and all other such plans which are aggregated with this Plan for purposes of Code Sections 401(a)(4) or 410 for such Plan Year. This Plan may be aggregated with any other tax-qualified plan of deferred compensation for employees pursuant to which the Employer or any other Controlled Group Member makes contributions for the benefit of Employees, as the Administrator may determine in its sole discretion.


            IN WITNESS WHEREOF, Jones Medical Industries, Inc., as Plan Sponsor, has caused this instrument to be executed this ________ day of ____________________________, 199____________.


                                          JONES MEDICAL INDUSTRIES, INC.


                                          By:
                                             ----------------------------------

                                          Title:
                                                -------------------------------

ATTEST:


----------------------------








JMI's Employee Profit-Sharing and 401(k) Plan
(Amended and Restated as of January 1, 1997)                             Page 59

                                   EXHIBIT A

                 JMI'S EMPLOYEE PROFIT-SHARING AND 401(K) PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 1997)

                                INVESTMENT FUNDS

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS is co-advised by Newbold's Asset Management, Inc. and Parametric Portfolio Associates, Inc. The objective of this fund is total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of highly liquid common stocks that have above average price appreciation potential at the time of purchase. The Portfolio's assets will be invested primarily in common stocks of issuers with total market capitalization of One Billion Dollars ($1,000,000,000) or greater at the time of purchase.

LARGE CAPITALIZATION GROWTH EQUITY INVESTMENTS is co-advised by Provident Investment Counsel and Boston Structured Advisors. The objective of this fund is substantial capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the advisor's opinion, are characterized by a growth of earnings at a rate faster than that of the Standard & Poor's 500. The Portfolio's assets will be invested primarily in common stocks of issuers with total market capitalization of One Billion Dollars ($1,000,000,000) or greater at the time of purchase.

INTERNATIONAL EQUITY INVESTMENTS is co-advised by Oechsle International Advisors, L/P. and State Street Global Advisors. The objective of this fund is to achieve capital appreciation through investing primarily in equity securities of companies domiciled outside the United States.

SMALL CAPITALIZATION GROWTH EQUITY INVESTMENTS is co-advised by Pilgrim Baxter & Associates, Ltd. and Mellon Capital Management Corporation. The objective of this fund is to achieve maximum capital appreciation through investing primarily in the common stock of "emerging growth" companies with total market capitalization of less than One Billion Dollars ($1,000,000,000). At least one-third (1/3) of the Portfolio's assets will be invested in common stocks of companies with total market capitalization of Five Hundred Fifty Million Dollars ($550,000,000) or less at the time of purchase.

INTERMEDIATE FIXED INCOME INVESTMENTS is advised by Standish, Ayer & Wood, Inc. The objective of this fund is current income and reasonable stability of principal through investing primarily in high-quality fixed-income securities.

GOVERNMENT MONEY INVESTMENTS is advised by Standish, Ayer & Wood, Inc. The objective of this fund is to provide maximum current income to the extent consistent with the maintenance of liquidity and preservation of capital by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to those securities.





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